UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07443

Name of Registrant: Vanguard Whitehall Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2011 – October 31, 2012

Item 1: Reports to Shareholders

Annual Report | October 31, 2012
Vanguard Selected Value Fund

> Vanguard Selected Value Fund returned more than 13% for the 12 months ended October 31, 2012, trailing its benchmark index but outpacing the average return of its peers.

> Holdings among banks and credit card companies helped results, but setbacks to the fund’s technology stocks detracted.

> For the ten years ended October 31, the fund’s average annual return was 10.27%, a few steps behind that of the benchmark but more than a percentage point better than the average annual return of peer funds.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	24
About Your Fund’s Expenses.	25
Glossary.	27

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.)

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2012

Total
Returns
Vanguard Selected Value Fund	13.64%
Russell Midcap Value Index	14.99
Mid-Cap Value Funds Average	12.00
Mid-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2011, Through October 31, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Selected Value Fund	$18.81	$21.01	$0.327	$0.000

1

Chairman’s Letter

Dear Shareholder,

In a strong period for U.S. stocks, especially value stocks, Vanguard Selected Value Fund returned more than 13% for the 12 months ended October 31, 2012. The fund’s performance lagged that of its benchmark, the Russell Midcap Value Index, but outpaced the average return of peer funds by more than one percentage point.

Holdings in the financial sector, which represented the fund’s largest allocation, boosted performance, but those in technology weakened it. If you hold fund shares in a taxable account, you may wish to review the information about after-tax returns for the fiscal year that appears later in this report.

U.S. stocks led the advance for global equity markets
U.S. stocks returned about 14% for the 12 months ended October 31, putting domestic equities ahead of their international counterparts. Stocks in Europe and Asia, meanwhile, posted modestly positive results. The advances came amid moves by U.S. and European central bankers to manage risks to the U.S. economy and the finances of European governments and banks. The president of the European Central Bank declared in July that policymakers would do whatever was needed to preserve the euro common currency.

2

Although investors’ worries have eased, Europe’s financial troubles are by no means resolved. Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening persists in the face of weak economic growth.

Bonds continued their march, but leaner times may lie ahead
The broad U.S. taxable bond market returned about 5% for the 12 months. Municipal bonds delivered a robust performance, returning 9%.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it still remained exceptionally low by historical standards.

Bondholders have enjoyed years of healthy returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are much more modest. As yields remain low, the opportunity for similarly strong returns diminishes.

The Federal Reserve announced on September 13 that it would continue to hold its target for short-term interest rates between 0% and 0.25% at least through mid-2015. The exceptionally low rates, in

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.97%	13.48%	0.53%
Russell 2000 Index (Small-caps)	12.08	14.82	1.19
Dow Jones U.S. Total Stock Market Index	14.45	13.62	0.75
MSCI All Country World Index ex USA (International)	3.98	3.74	-5.08

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.25%	6.08%	6.38%
Barclays Municipal Bond Index (Broad tax-exempt market)	9.03	6.84	6.02
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.56

CPI
Consumer Price Index	2.16%	2.28%	2.06%

3

place since late 2008, kept a tight lid on returns from money market funds and savings accounts.

Financial holdings propelled the fund’s strong performance
Financial stocks made up more than one-quarter of Selected Value’s assets, on average, during the 12 months, a bit less than their 31% share of the benchmark index. Financials have been a traditional focus for value-style investing because they tend to trade at a discount to certain overall market metrics, such as price/ earnings ratios, while also offering relatively high dividend yields.

But as with other investments, there are trade-offs. Generally, established financial firms are expected to have lower rates of earnings growth than companies in other industries, such as technology. And in recent years, banks and other financial firms have had to contend with the lingering problems from mortgage defaults associated with the deep downturn in U.S. housing.

In the 2012 fiscal year, however, financial stocks were the biggest contributor to Selected Value’s advance. Regional banks benefited from a modest improvement in loan growth amid hopes for a housing recovery. Credit-card lenders also fared well as improving consumer balance sheets led to an uptick in spending and borrowing.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Selected Value Fund	0.45%	1.31%

The fund expense ratio shown is from the prospectus dated February 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2012, the fund’s expense ratio was 0.38%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Mid-Cap Value Funds.

4

As for disappointments, setbacks for the fund’s technology stocks headed the list. Some tech firms in the portfolio saw their business suffer because of Europe’s economic troubles. The Advisors’ Report that follows this letter provides additional details about the management of the fund during the year.

The fund produced solid returns during a challenging decade
For the ten years ended October 31, the Selected Value Fund recorded an average annual return of 10.27%, slightly behind the return of the benchmark index but better than the average return of peers. Of course, the fund’s goal is to outperform both its benchmark and its peers over time. Still, given the challenges of the past decade, including the 2008–2009 financial crisis, the fund has delivered a solid performance.

The two advisors that manage the fund take a highly concentrated approach to investing. On October 31 the fund held just 64 stocks, compared with more than 500 in the benchmark index. It’s important to keep in mind that such concentration can lead to volatility. But we’re confident that the advisors’ approach to identifying significantly undervalued stocks can deliver superior results over the long term.

Total Returns
Ten Years Ended October 31, 2012

Average
Annual Return
Selected Value Fund	10.27%
Russell Midcap Value Index	10.63
Mid-Cap Value Funds Average	9.09
Mid-Cap Value Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

How our core purpose informs our approach to active management
At Vanguard, we sum up our core purpose this way: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success. When it comes to our actively managed funds, such as the Selected Value Fund, this commitment is reflected both in our rigorous process for selecting advisors and in our ongoing efforts to keep costs low. We believe our approach gives investors the opportunity to outperform market indexes over the long term.

But make no mistake: Outperformance is hard to come by. For one thing, competition among investors is fierce. Charles Ellis, the author of one of my favorite books on investing, Winning the Loser’s Game, points out that the competition is not between the skilled and the inept. It’s between the skilled and the skilled. “It’s like the Williams sisters playing tennis against each other,” as he put it in a recent Vanguard webcast.

Because we recognize the challenges inherent in active management, Vanguard has offered and advocated for index funds for more than 35 years. By seeking to track—rather than beat—market returns, index funds provide several benefits: low costs, diversification across a market, and limited deviation from the performance of market benchmarks.

Still, the case for indexing doesn’t preclude the potential for skilled, seasoned managers to deliver outperformance. And the chances for success can increase if those managers deliver their services at low cost, allowing investors to keep more of their returns.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 14, 2012

6

Advisors’ Report

For the fiscal year ended October 31, 2012, Vanguard Selected Value Fund returned 13.64%. Your fund is managed by two independent advisors. This provides exposure to distinct yet complementary investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how portfolio positioning reflects this assessment. These comments were prepared on November 20, 2012.

Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Managers:
James P. Barrow, Executive Director

Mark Giambrone, Managing Director

In the last year, the markets have weathered many concerns, beginning with a potential collapse of the European monetary union and the euro, economic

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	74	3,222	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the market
			average and dividend yields above the market average.
Donald Smith & Co., Inc.	24	1,025	Conducts fundamental research on the lowest
			price-to-tangible-book-value companies. Research
			focuses on underlying quality of book value and assets,
			and on long-term earnings potential.
Cash Investments	2	90	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

slowdowns in emerging markets (especially China) and the United States, and an uncertain national political landscape. Today, we see Europe still struggling but no worse off, slow and steady improvement in the United States, emerging markets stabilizing, and a U.S. election that left us exactly where we started.

All this has led to a U.S. stock market that performed nicely in the fiscal year, delivering a meaningful gain. As is usual in a strong market, our portfolio will lag initially, while the most distressed or least profitable companies are leading the rally, but will catch up as investors once again focus on solid fundamentals, good valuations, and attractive dividend yields. We continue to like the positioning of the portfolio and believe it is well situated for consistent moderate improvements in the economy.

Accordingly, we hold overweight stakes in the industrial, health care, and consumer discretionary sectors relative to the benchmark, along with a large weighting in financials. All of these sectors are positioned to benefit from an improving economic backdrop while providing us with solid fundamentals, low valuations, and healthy dividend yields. Consistently with that perspective, we have underweighted the telecommunication services, materials, and information technology sectors. We believe that traditional yield plays like utilities and REITs have had significant runs and do not offer much valuation potential or dividend support, so we remain underweighted in these sectors as well.

We are confident that we have a portfolio of significantly undervalued companies that should perform well over time or be acquired by a buyer recognizing their value. An example of the latter occurred during the fiscal year when Coventry Health Care was acquired at a nice premium by Aetna. We expect this type of activity to continue, given the health of corporate balance sheets, the considerable free cash flow being generated by most companies, the low returns received from holding cash, and the belief that merger-and-acquisition activity can be a controlled way to expand a business and add to the bottom line.

Historically, the best-performing stocks have included those that not only pay a dividend but can also grow that dividend over time. We have built a portfolio with very reasonable valuations and a current dividend yield of 3.1%, which we believe will grow nicely. The accompanying table shows the percentage increases in dividends for some of our holdings in the past year.

8

Dividend increases for fund holdings,
12 months through October 31, 2012

CA	300%
Cardinal Health	10
Discover Financial Services	67
Eaton	12
Golar LNG	45
Hasbro	20
L3 Communications Holdings	11
Lorillard	19
Molex	10
Omnicare	75
PNC Financial Services Group	14
SLM	25
St. Jude Medical	10
Western Union	25
Source: Barrow, Hanley, Mewhinney & Strauss.

An additional benefit of strong balance sheets and cash flows is that companies are able to repurchase their shares. For example, these are some of our portfolio companies that conducted buybacks over the past five years together with the percentage reductions in the number of their shares: CA, -15%; Cardinal Health, -15%; Chubb, -33%; Hasbro, -20%; L3 Communications Holdings, -22%; Rent-A-Center, -16%.

Overall, we are optimistic about the prospects for our portfolio of quality companies that have good earnings and cash flow prospects, pay above-market yields, and have below-market valuations.

Donald Smith & Co., Inc.

Portfolio Managers:
Donald G. Smith, Chief Investment Officer

Richard L. Greenberg, CFA, Senior Vice President

The portfolio at the end of October 2012 continued to meet our criteria, representing a concentrated set of stocks with low ratios of price to tangible book value and attractive long-term earnings potential. The portfolio currently sells at 81% of tangible book value and 7.9 times our estimate of “normalized earnings.” In contrast, the S&P 500 Index sells at about 400% of tangible book value and about 16 times normalized earnings.

Two technology stocks, Ingram Micro and Micron Technology, detracted from our results for the fiscal year. Weak demand for personal computers hurt Ingram’s sales and also cut into demand for the memory Micron produces for PCs. Two independent power producers, GenOn and Exelon, suffered because of low natural gas prices (a key determinant of pricing for electricity) and a continued imbalance in supply and demand. Overseas Shipholding Group declined most. Despite its 70% uncollater-alized assets, the company has had difficulty coming to terms with banks on refinancing debt due in the first quarter of 2013. We believe that its net asset value remains well above the current stock price.

9

Solid performers over the past year included Dillard’s, which continues to show a dramatic earnings-per-share turnaround, Tesoro, NRG Energy, Yamana Gold, and Montpelier Re.

We eliminated the following stocks from the portfolio after they achieved sizable gains: Domtar, Montpelier Re, Noble, Pinnacle West, and Tesoro (which had risen more than 140%). We scaled back positions in Yamana Gold, CNA Financial, Dillard’s, NV Energy, and Everest Re Group, and increased our holdings in Southwest Airlines, Royal Caribbean Cruises, and XL Group.

We added four new names, all energy-related. As we have discussed previously, while we are not particularly optimistic about oil prices (and our airline stocks would benefit from a decline), we believe that the more than 30-to-1 ratio of the price of crude oil to the price of natural gas is unsustainable on a long-term basis; the energy equivalent ratio is roughly 8 to 1. Nabors Industries, a land driller; WPX Energy, a gas-heavy exploration and production company; and NRG Energy, an independent power producer, would all benefit from rising natural gas prices. We purchased all three at below tangible book value. The fourth addition was Valero Energy, a refiner. Recent actions indicate that the company is becoming more shareholder-friendly. It should generate more free cash to return to shareholders as a large capital spending program peaks this year.

The insurance industry remains our largest weighting. The five stocks we own in this group sell at an average 70% of tangible book value. The majority of these companies are wisely buying back stock at discounts to book value.

The two technology holdings discussed earlier, Micron Technology and Ingram Micro, make up a sizeable fraction of the portfolio. Although overseas demand has been anemic because of weaker European and Asian economies, we believe the stocks reflect this declining demand and have tremendous rebound potential. Our airline stocks, another significant weighting, should benefit from industry consolidation as well as from higher load factors, better pricing, and lower fuel costs.

10

Selected Value Fund

Fund Profile
As of October 31, 2012

Portfolio Characteristics
		Russell	DJ
		Midcap	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	64	562	3,636
Median Market Cap	$7.7B	$7.2B	$34.8B
Price/Earnings Ratio	16.3x	17.0x	16.3x
Price/Book Ratio	1.4x	1.5x	2.1x
Return on Equity	10.1%	9.1%	17.6%
Earnings Growth Rate	5.5%	3.1%	10.0%
Dividend Yield	2.7%	2.3%	2.1%
Foreign Holdings	7.1%	0.0%	0.0%
Turnover Rate	18%	—	—
Ticker Symbol	VASVX	—	—
Expense Ratio[1]	0.45%	—	—
30-Day SEC Yield	2.14%	—	—
Short-Term Reserves	7.3%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer Discretionary 14.3%		9.6%	12.1%
Consumer Staples	4.3	4.8	9.5
Energy	6.7	9.1	10.4
Financials	28.7	30.6	16.6
Health Care	8.9	7.0	11.9
Industrials	15.9	11.0	10.8
Information Technology	8.7	9.6	18.3
Materials	4.1	6.1	3.9
Telecommunication
Services	0.1	1.5	2.8
Utilities	8.3	10.7	3.7

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.97	0.97
Beta	0.93	0.98

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Royal Caribbean Cruises	Hotels, Resorts &
Ltd.	Cruise Lines	3.9%
XL Group plc Class A	Property & Casualty
	Insurance	3.0
Cigna Corp.	Managed Health
	Care	2.4
Capital One Financial
Corp.	Consumer Finance	2.3
SLM Corp.	Consumer Finance	2.3
Discover Financial
Services	Consumer Finance	2.3
Seadrill Ltd.	Oil & Gas Drilling	2.3
Omnicare Inc.	Health Care Services	2.3
Fifth Third Bancorp	Regional Banks	2.3
Yamana Gold Inc.	Gold	2.2
Top Ten		25.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2012, the expense ratio was 0.38%.

11

Selected Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2002, Through October 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended October 31, 2012
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Selected Value Fund	13.64%	2.63%	10.27%	$26,589
Russell Midcap Value Index	14.99	1.68	10.63	27,451
Mid-Cap Value Funds Average	12.00	0.59	9.09	23,872
Dow Jones U.S. Total Stock Market
Index	14.45	0.75	7.78	21,163

Mid-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Fiscal-Year Total Returns (%): October 31, 2002, Through October 31, 2012

Selected Value Fund
Russell Midcap Value Index
See Financial Highlights for dividend and capital gains information.

12

Selected Value Fund

Average Annual Total Returns: Periods Ended September 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Selected Value Fund	2/15/1996	27.44%	2.71%	10.34%

13

Selected Value Fund

Financial Statements

Statement of Net Assets
As of October 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (90.9%)[1]
Consumer Discretionary (13.1%)
	Royal Caribbean
	Cruises Ltd.	5,046,294	169,909
*	Hanesbrands Inc.	2,694,900	90,198
	International Game
	Technology	5,370,100	68,952
	Hasbro Inc.	1,774,200	63,853
	Newell Rubbermaid Inc.	2,616,600	54,007
	Rent-A-Center Inc.	1,340,017	44,663
	Dillard’s Inc. Class A	507,834	39,103
	Service Corp.
	International	2,544,397	35,723
			566,408
Consumer Staples (3.7%)
	Lorillard Inc.	733,800	85,128
	Reynolds American Inc.	1,846,800	76,901
			162,029
Energy (6.0%)
	Seadrill Ltd.	2,467,900	99,555
	Golar LNG Ltd.	1,717,947	67,051
	Spectra Energy Corp.	1,664,900	48,066
*	WPX Energy Inc.	1,892,935	32,066
*	Nabors Industries Ltd.	435,000	5,868
	Valero Energy Corp.	200,500	5,835
^	Overseas Shipholding
	Group Inc.	472,900	530
			258,971
Financials (26.4%)
	XL Group plc Class A	5,245,700	129,779
	Capital One Financial
	Corp.	1,679,500	101,055
	SLM Corp.	5,721,200	100,579
	Discover Financial
	Services	2,442,000	100,122
	Fifth Third Bancorp	6,722,100	97,672
	New York Community
	Bancorp Inc.	6,570,300	91,064
	CNA Financial Corp.	2,780,982	81,705
	Willis Group Holdings plc	2,242,900	75,518

			Market
			Value
		Shares	($000)
	Essex Property Trust Inc.	437,900	65,685
	Ameriprise Financial Inc.	1,106,400	64,581
	People’s United
	Financial Inc.	5,329,400	64,113
	Chubb Corp.	737,100	56,742
	Everest Re Group Ltd.	357,437	39,693
	Annaly Capital
	Management Inc.	2,320,500	37,453
	Unum Group	1,401,490	28,422
	American National
	Insurance Co.	164,858	12,045
			1,146,228
Health Care (8.0%)
	Cigna Corp.	2,051,000	104,601
	Omnicare Inc.	2,832,900	97,820
	Cardinal Health Inc.	2,018,400	83,017
	St. Jude Medical Inc.	1,636,000	62,593
			348,031
Industrials (14.6%)
	Pentair Ltd.	2,225,800	94,018
	Masco Corp.	5,836,700	88,076
	Stanley Black &
	Decker Inc.	1,270,200	88,025
	Eaton Corp.	1,552,200	73,295
	SPX Corp.	871,500	59,776
	Southwest Airlines Co.	5,205,028	45,908
*	Air France-KLM ADR	5,177,864	43,494
	L-3 Communications
	Holdings Inc.	553,300	40,833
*	JetBlue Airways Corp.	7,389,729	39,092
	Exelis Inc.	2,316,600	25,621
	Xylem Inc.	972,000	23,581
	ITT Corp.	486,000	10,109
			631,828
Information Technology (7.7%)
	Molex Inc.	3,364,700	87,381
	CA Inc.	3,639,000	81,950
*	Micron Technology Inc.	12,321,916	66,847
*	Ingram Micro Inc.	4,190,311	63,693
	Western Union Co.	2,777,500	35,274
			335,145

14

Selected Value Fund

		Market
		Value
	Shares	($000)
Materials (3.8%)
Yamana Gold Inc.	4,783,334	96,671
Sonoco Products Co.	2,102,300	65,445
		162,116
Utilities (7.6%)
CenterPoint Energy Inc.	3,839,300	83,198
Xcel Energy Inc.	2,535,300	71,622
Pinnacle West
Capital Corp.	1,164,800	61,699
ONEOK Inc.	1,010,200	47,783
Exelon Corp.	1,113,003	39,823
NRG Energy Inc.	773,000	16,666
* GenOn Energy Inc.	3,553,218	9,132
NV Energy Inc.	26,884	511
		330,434
Total Common Stocks
(Cost $3,148,141)		3,941,190
Temporary Cash Investments (9.4%)[1]
Money Market Fund (9.3%)
[2,3] Vanguard Market
Liquidity
Fund, 0.167%	403,069,115	403,069

	Face	Market
	Amount	Value
	($000)	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Fannie Mae Discount Notes,
0.135%, 12/12/12	3,000	3,000
5 United States Treasury
Note/Bond,
0.625%, 2/28/13	3,500	3,505
		6,505
Total Temporary Cash Investments
(Cost $409,574)		409,574
Total Investments (100.3%)
(Cost $3,557,715)		4,350,764
Other Assets and Liabilities (-0.3%)
Other Assets		7,928
Liabilities[3]		(21,567)
		(13,639)
Net Assets (100%)
Applicable to 206,470,338 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		4,337,125
Net Asset Value Per Share		$21.01

At October 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	3,558,452
Undistributed Net
Investment Income	58,409
Accumulated Net Realized Losses	(69,621)
Unrealized Appreciation
(Depreciation)
Investment Securities	793,049
Futures Contracts	(3,164)
Net Assets	4,337,125

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $151,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 93.0% and 7.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $269,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $5,605,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Selected Value Fund

Statement of Operations

Year Ended
October 31, 2012
($000)
Investment Income
Income
Dividends[1]	97,553
Interest[2]	477
Security Lending	487
Total Income	98,517
Expenses
Investment Advisory Fees—Note B
Basic Fee	9,301
Performance Adjustment	(1,349)
The Vanguard Group—Note C
Management and Administrative	6,831
Marketing and Distribution	885
Custodian Fees	48
Auditing Fees	29
Shareholders’ Reports	47
Trustees’ Fees and Expenses	8
Total Expenses	15,800
Expenses Paid Indirectly	(87)
Net Expenses	15,713
Net Investment Income	82,804
Realized Net Gain (Loss)
Investment Securities Sold	204,150
Futures Contracts	29,111
Realized Net Gain (Loss)	233,261
Change in Unrealized Appreciation (Depreciation)
Investment Securities	215,318
Futures Contracts	(6,834)
Change in Unrealized Appreciation (Depreciation)	208,484
Net Increase (Decrease) in Net Assets Resulting from Operations	524,549

1 Dividends are net of foreign withholding taxes of $251,000.
2 Interest income from an affiliated company of the fund was $468,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Selected Value Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	82,804	70,108
Realized Net Gain (Loss)	233,261	168,062
Change in Unrealized Appreciation (Depreciation)	208,484	37,302
Net Increase (Decrease) in Net Assets Resulting from Operations	524,549	275,472
Distributions
Net Investment Income	(67,422)	(60,410)
Realized Capital Gain	—	—
Total Distributions	(67,422)	(60,410)
Capital Share Transactions
Issued	541,729	636,966
Issued in Lieu of Cash Distributions	60,262	54,298
Redeemed[1]	(678,320)	(589,231)
Net Increase (Decrease) from Capital Share Transactions	(76,329)	102,033
Total Increase (Decrease)	380,798	317,095
Net Assets
Beginning of Period	3,956,327	3,639,232
End of Period[2]	4,337,125	3,956,327

1 Net of redemption fees for fiscal 2012 and 2011 of $177,000 and $482,000, respectively. Effective May 23, 2012, the redemption fee was eliminated.
2 Net Assets—End of Period includes undistributed net investment income of $58,409,000 and $43,027,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Selected Value Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$18.81	$17.73	$14.78	$12.48	$22.11
Investment Operations
Net Investment Income	.405	.334	.250	.254	.390[1]
Net Realized and Unrealized Gain (Loss)
on Investments	2.122	1.037	2.941	2.463	(8.100)
Total from Investment Operations	2.527	1.371	3.191	2.717	(7.710)
Distributions
Dividends from Net Investment Income	(.327)	(.291)	(.241)	(.417)	(.370)
Distributions from Realized Capital Gains	—	—	—	—	(1.550)
Total Distributions	(.327)	(.291)	(.241)	(.417)	(1.920)
Net Asset Value, End of Period	$21.01	$18.81	$17.73	$14.78	$12.48

Total Return[2]	13.64%	7.74%	21.75%	22.77%	–37.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,337	$3,956	$3,639	$2,851	$2,422
Ratio of Total Expenses to Average Net Assets[3]	0.38%	0.45%	0.47%	0.52%	0.38%
Ratio of Net Investment Income to
Average Net Assets	2.00%	1.74%	1.52%	1.93%	2.21%
Portfolio Turnover Rate	18%	25%	22%	30%	23%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.03%), 0.04%, 0.05%, 0.05%, and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Selected Value Fund

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2012, the fund’s average investment in futures contracts represented 3% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

19

Selected Value Fund

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares prior to May 23, 2012, were credited to paid-in capital.

B. Barrow, Hanley, Mewhinney & Strauss, LLC, and Donald Smith & Co., Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Value Index. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI Investable Market 2500 Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets, before a decrease of $1,349,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2012, the fund had contributed capital of $600,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2012, these arrangements reduced the fund’s expenses by $87,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

20

Selected Value Fund

The following table summarizes the market value of the fund’s investments as of October 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,941,190	—	—
Temporary Cash Investments	403,069	6,505	—
Futures Contracts—Liabilities[1]	(53)	—	—
Total	4,344,206	6,505	—
1 Represents variation margin on the last day of the reporting period.

F. At October 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2012	251	88,277	(3,080)
E-mini S&P 500 Index	December 2012	60	4,220	(84)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2012, the fund had $65,526,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $226,427,000 to offset taxable capital gains realized during the year ended October 31, 2012. At October 31, 2012, the fund had available capital losses totaling $72,182,000 to offset future net capital gains of $49,688,000 through October 31, 2017, and $22,494,000 through October 31, 2018.

At October 31, 2012, the cost of investment securities for tax purposes was $3,557,715,000. Net unrealized appreciation of investment securities for tax purposes was $793,049,000, consisting of unrealized gains of $966,028,000 on securities that had risen in value since their purchase and $172,979,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2012, the fund purchased $680,273,000 of investment securities and sold $889,772,000 of investment securities, other than temporary cash investments.

21

Selected Value Fund

I. Capital shares issued and redeemed were:

	Year Ended October 31,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	27,462	33,349
Issued in Lieu of Cash Distributions	3,211	2,899
Redeemed	(34,501)	(31,206)
Net Increase (Decrease) in Shares Outstanding	(3,828)	5,042

J. In preparing the financial statements as of October 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

22

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Selected Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Selected Value Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 11, 2012

Special 2012 tax information (unaudited) for Vanguard Selected Value Fund

This information for the fiscal year ended October 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $67,422,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 85.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Selected Value Fund
Periods Ended October 31, 2012

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	13.64%	2.63%	10.27%
Returns After Taxes on Distributions	13.35	2.02	9.57
Returns After Taxes on Distributions and Sale of Fund Shares	9.19	2.08	8.92

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended October 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Selected Value Fund	4/30/2012	10/31/2012	Period
Based on Actual Fund Return	$1,000.00	$1,041.65	$1.96
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.29	1.94

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	Founder
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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Q9340 122012

Annual Report | October 31, 2012
Vanguard Mid-Cap Growth Fund

> Vanguard Mid-Cap Growth Fund returned 10.24% for the fiscal year ended October 31, 2012.

> The fund outperformed its benchmark, the Russell Midcap Growth Index, and the average return of its mid-cap growth peers.

> The advisors’ strong stock selection within the industrial and information technology sectors helped boost the fund’s performance relative to the benchmark.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	24
About Your Fund’s Expenses.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2012

Total
Returns
Vanguard Mid-Cap Growth Fund	10.24%
Russell Midcap Growth Index	9.09
Mid-Cap Growth Funds Average	7.02
Mid-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2011, Through October 31, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mid-Cap Growth Fund	$19.40	$20.95	$0.030	$0.353

Chairman’s Letter

Dear Shareholder,

For the 12 months ended October 31, 2012, Vanguard Mid-Cap Growth Fund returned 10.24%. The fund easily outperformed its benchmark, the Russell Midcap Growth Index, which returned 9.09%, and it far exceeded the 7.02% average return of peer funds.

The fund posted positive returns in most sectors. It outperformed its market benchmark thanks in part to the advisors’ strong selections among information technology and industrial stocks.

If you own shares of the fund in a taxable account, you may wish to review the information about after-tax returns presented later in this report.

U.S. stocks led the advance for global equity markets
U.S. stocks returned about 14% for the 12 months ended October 31, putting domestic equities ahead of their international counterparts. Stocks in Europe and Asia, meanwhile, posted modestly positive results.

The advances came amid moves by U.S. and European central bankers to manage risks to the U.S. economy and the finances of European governments and banks. The president of the European Central Bank declared in July that policymakers would do whatever was needed to preserve the euro common currency.

Although investors’ worries have eased Europe’s financial troubles are by no means resolved. Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening persists in the face of weak economic growth.

Bonds continued their march, but leaner times may lie ahead
The broad U.S. taxable bond market returned about 5% for the 12 months.

Municipal bonds delivered a robust performance, returning 9%.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it still remained exceptionally low by historical standards.

Bondholders have enjoyed years of healthy returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are much more modest. As yields remain low, the opportunity for similarly strong returns diminishes.

The Federal Reserve announced on September 13 that it would continue to hold its target for short-term interest rates between 0% and 0.25% at least through mid-2015. The exceptionally

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.97%	13.48%	0.53%
Russell 2000 Index (Small-caps)	12.08	14.82	1.19
Dow Jones U.S. Total Stock Market Index	14.45	13.62	0.75
MSCI All Country World Index ex USA (International)	3.98	3.74	-5.08

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.25%	6.08%	6.38%
Barclays Municipal Bond Index (Broad tax-exempt market)	9.03	6.84	6.02
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.56

CPI
Consumer Price Index	2.16%	2.28%	2.06%

low rates, in place since late 2008, kept a tight lid on returns from money market funds and savings accounts.

Stock picks in IT and industrials helped the fund top its benchmark
As its name indicates, Vanguard Mid-Cap Growth Fund invests primarily in stocks of mid-capitalization U.S. companies believed to have potential for growth. During the most recent fiscal year, mid-cap stocks in general trailed both their larger-cap counterparts and the broad U.S. stock market.

Within this less-than-ideal environment, the Mid-Cap Growth Fund stood out. The fund turned in impressive results compared with its benchmark index, and it did even better when compared with the average return of its peers.

On a relative basis, the fund’s top performers for the period were the information technology and industrial sectors. Within technology, the fund performed well against the benchmark thanks to the advisors’ choices among IT services firms and electronic equipment companies. In industrials, the fund’s investments in trading companies and distributors, aerospace and defense firms, and road and rail companies helped it produce benchmark-beating returns.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Mid-Cap Growth Fund	0.53%	1.40%

The fund expense ratio shown is from the prospectus dated February 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2012, the fund’s expense ratio was 0.54%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Mid-Cap Growth Funds.

Telecommunication services was also an area of strength. Although the sector had only a tiny portfolio weighting—it made up less than 2% of the fund’s holdings, on average, during the period—stocks of wireless services companies helped boost performance relative to the index.

Leaving aside comparisons with the benchmark, it was the fund’s holdings in industrials, consumer discretionary, health care, and financials that added the most to returns. Together, stocks in these sectors accounted for about 60% of the fund’s holdings, on average, during the period, and added 9.2 percentage points to the total return. Consumer staples and energy were the only sectors in which the fund posted negative results for the fiscal year.

Over a challenging decade, the fund has been a strong competitor
For the ten years ended October 31, 2012, Vanguard Mid-Cap Growth Fund returned an average of 9.82% annually. The fund’s results trailed those of its benchmark index, which returned an average of 10.03%, but outperformed the 7.93% average annual return of mid-cap growth funds.

We are pleased by the fund’s strong showing versus its competitors, especially given the unusually challenging environ-ment for portfolio managers. The fund’s outperformance was accomplished during a volatile decade that saw the aftermath of the bursting of the dot-com bubble, the trauma of the 2008–2009 financial crisis, and the more recent U.S. and European

Total Returns
Ten Years Ended October 31, 2012

Average
Annual Return
Mid-Cap Growth Fund	9.82%
Russell Midcap Growth Index	10.03
Mid-Cap Growth Funds Average	7.93
Mid-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

debt dramas. The skill and experience of Mid-Cap Growth’s two investment advisors has been supplemented by the fund’s low investment costs, which allow shareholders to keep a larger proportion of returns.

How our core purpose informs our approach to active management
At Vanguard, we sum up our core purpose this way: To take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When it comes to our actively managed funds, such as the Mid-Cap Growth Fund, this commitment to investors is reflected both in our rigorous process for selecting fund advisors and in our ongoing efforts to keep the costs of our funds low. We believe our approach gives investors the opportunity to outperform market indexes over the long term.

But make no mistake: Outperformance is hard to come by. For one thing, competition among investors is fierce. Charles Ellis, the author of one of my favorite books on investing, Winning the Loser’s Game, points out that the competition is not between the skilled and the inept. It’s between the skilled and the skilled. “It’s like the Williams sisters playing tennis against each other,” as he put it in a recent Vanguard webcast.

Because we recognize the challenges inherent in active management, Vanguard has offered, and advocated for, index funds for more than 35 years. By seeking to track—rather than beat—market returns, index funds provide several benefits: low costs, diversification across a market, and limited deviation from the performance of market benchmarks.

Still, the case for indexing doesn’t preclude the potential for skilled, seasoned managers to deliver outperformance. And the chances for success can increase if those managers deliver their services at low cost, allowing investors to keep more of their returns.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 14, 2012

Advisors’ Report

During the fiscal year ended October 31, 2012, Vanguard Mid-Cap Growth Fund returned 10.24%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on November 16, 2012.

Vanguard Mid-Cap Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Chartwell Investment Partners,	49	1,042	Uses a bottom-up, fundamental, research-driven
L.P.			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
William Blair & Company, L.L.C.	48	1,017	Uses a fundamental investment approach in pursuit of
			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Cash Investments	3	70	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Chartwell Investment Partners, L.P.

Portfolio Managers:
Edward N. Antoian, CFA, CPA, Managing Partner

John A. Heffern, Managing Partner and Senior Portfolio Manager

The market environment has been characterized by unrelenting concern over the outlook for economic growth domestically and internationally. As a result, market conditions have been volatile and highly responsive to developments positive and negative, sometimes in an exaggerated fashion. Corporate expectations remain guarded.

It is not insignificant that housing markets have improved and employment trends have at least not worsened. At the same time, continuing Federal Reserve actions are providing real support to financial markets. Accordingly, we are navigating these uncertain times with a portfolio focused on mid-cap companies that demonstrate above-average growth potential supported by good products and expanding markets. This approach leads to portfolio decisions that steadfastly reflect our bias toward quality, leadership, defensible profit margins, and a pattern of successfully executing growth-oriented business plans.

Portfolio successes. Several selections did notably well within our top-performing sectors, which included financials and industrials. Discover Financial Services, a credit card issuer and card network operator, climbed during the period on the basis of the company’s solid execution, nearly pristine asset quality, and strong capital. United Rentals, a provider of equipment rental services, exceeded expectations through pricing and volume gains and also benefited from acquiring its main competitor, RSC Holdings. In this economically unsteady period, equipment leasing and rental offer a less capital-intensive alternative to purchase.

AMETEK, a manufacturer of instrumentation and electromechanical products, is well positioned for the current economic environment, with solid operating results, disciplined cost controls, and prudent acquisitions. Shares of WESCO Inter-national, a distributor of electrical and industrial products, rose on the strength of a rebound in its utility and industrial end markets. The company exceeded expectations for revenue, margins, and earnings, and a recent strategic acquisition adds significant earnings growth potential through 2013.

The portfolio also benefited from our investment in FleetCor Technologies, a provider of fleet card processing, thanks to the company’s strong revenue and earnings growth through cross-sell initiatives, cost management, and accretive acquisitions. Robust returns in homebuilding companies D.R. Horton and Lennar aided portfolio performance as industry fundamental trends improved. Wyndham Worldwide, a provider of hotel, time share, and vacation rental services, also exceeded earnings expectations because of better revenue growth and cost controls. Lastly, Catalyst Health Solutions, a pharmacy benefit manager, was acquired at a significant premium.

Portfolio shortfalls. The only sector materially detracting from relative performance was health care. Relative to the benchmark index, the portfolio is underweighted in biotechnology, an industry that relies heavily on binary outcomes: an experimental therapy is either a big success or a big failure.

Shares of Humana, a managed care organization, were pressured by a surprising decline in the company’s earnings guidance. Management underestimated usage trends for new members and underpriced this business.

Also detracting from performance was Informatica, a provider of database software and business intelligence solutions, which declined after a slowdown in licensing in 2012 and glitches in sales force reorganization.

Among our other holdings, VeriFone Systems, a provider of electronic payment hardware, software, and services, stumbled because of acquisition missteps, a delay in the penetration of new fuel/retail kiosk opportunities, and concerns about emerging payment alternatives. International sales at Tiffany & Co., a global jewelry and accessories retailer, disappointed as a result of macroeconomic weakness, while Express, a national apparel and accessories retailer, performed poorly because of merchandising mishaps and increased competition.

William Blair & Company, L.L.C.

Portfolio Managers:
Robert C. Lanphier, Principal

David Ricci, CFA, Principal

The U.S. stocks measured by the Russell Midcap Growth Index posted a 9.09% return over the past year. It was a period marked by volatility. During the waning months of calendar 2011 and early in 2012, improving economic data points in the United States and continued strength in the corporate sector propelled mid-cap growth stocks back near all-time highs by April. Then, as it had in the previous two calendar years, the market corrected at midyear because of elevated fears regarding the financial stability of Spain and the Eurozone in general, a deceleration of growth in emerging markets, and weakening economic data in the United States.

However, as the fiscal year came to a close, the market rallied from its lows as both the European Central Bank and the Federal Reserve announced new quantitative easing programs aimed at bringing down government and consumer borrowing rates. In the United States, the housing market’s recovery persisted, a trend viewed by many as a harbinger of broader economic progress.

Within the portfolio, some of our stock selections disappointed us over the year in terms of performance relative to the index. To a lesser degree, not owning stocks in the strongly performing bio-technology and media industries hurt the portfolio’s relative return.

Among individual holdings, Green Mountain Coffee Roasters, the single-cup coffee company, was the largest detractor; investors grew skeptical regarding the profitability of incremental brewer machines sold. High-tech filtration company Polypore International underperformed as investors questioned both the proprietary nature of its battery separation processes and the health of the electronic vehicle market, which is key to the company’s long-term growth. Specialty auto parts supplier Gentex was the third-largest detractor, hurt by the lack of progress for its rear camera display opportunity.

On the other hand, the portfolio benefited from its holdings in SBA Communications and Illumina. SBA, a cellular tower operator, was the largest contributor. Data demand over cellular networks continues to increase, prompting cellular service providers in turn to demand more space on the company’s towers. Illumina, a manufacturer of gene-sequencing equipment, was the second-largest contributor to relative return, rising after the company announced that it was being acquired by Roche Holding.

Looking forward, we await the outcomes of today’s unresolved issues. Economic and financial stability in Europe, emerging-market growth, and fiscal concerns in the United States are at the top of investors’ minds. The actions of policymakers in Europe may have reduced the risk of a draconian scenario in the region, but they did not eliminate such risk. Attention will continue to focus on U.S. politics, given the ongoing debate about taxes and spending. Clarity on these issues over the next several months would improve investor and business sentiment.

Further progress in the U.S. housing market could provide broader support for economic growth, but other segments of the economy remain sluggish. While earnings expectations for 2013 may be aggressive, reasonable valuations may partially discount this dynamic. As always, market partici-pants will wrestle with these pros and cons over the next several months.

In the end, while we factor various eco-nomic scenarios into our stock-picking, we focus on constructing the portfolio from a bottom-up perspective. We continue to find good ideas across sectors, and we are confident that the portfolio is made up of well-managed companies with solid competitive positions whose stocks are at reasonable valuations given the expected growth and consistency of their business.

Mid-Cap Growth Fund

Fund Profile
As of October 31, 2012

Portfolio Characteristics
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	118	454	3,636
Median Market Cap	$6.7B	$8.5B	$34.8B
Price/Earnings Ratio	22.9x	22.0x	16.3x
Price/Book Ratio	3.1x	4.3x	2.1x
Return on Equity	16.7%	18.8%	17.6%
Earnings Growth Rate	16.8%	13.1%	10.0%
Dividend Yield	0.6%	1.1%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	97%	—	—
Ticker Symbol	VMGRX	—	—
Expense Ratio[1]	0.53%	—	—
30-Day SEC Yield	0.07%	—	—
Short-Term Reserves	3.1%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer Discretionary 23.9%		25.7%	12.1%
Consumer Staples	4.6	7.8	9.5
Energy	5.1	5.2	10.4
Financials	14.1	7.5	16.6
Health Care	10.2	13.0	11.9
Industrials	16.2	15.1	10.8
Information Technology 20.5		16.5	18.3
Materials	3.5	6.5	3.9
Telecommunication
Services	1.7	1.9	2.8
Utilities	0.2	0.8	3.7

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	Index
R-Squared	0.97	0.91
Beta	0.95	1.05

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
McCormick & Co. Inc.	Packaged Foods &
	Meats	2.2%
Dick's Sporting Goods
Inc.	Specialty Stores	2.2
Amphenol Corp. Class A Electronic
	Components	2.0
Affiliated Managers	Asset Management
Group Inc.	& Custody Banks	1.7
SBA Communications	Wireless
Corp. Class A	Telecommunication
	Services	1.6
Lululemon Athletica Inc.	Apparel, Accessories
	& Luxury Goods	1.6
Citrix Systems Inc.	Application Software	1.5
Mead Johnson Nutrition	Packaged Foods &
Co.	Meats	1.4
Harley-Davidson Inc.	Motorcycle
	Manufacturers	1.3
O'Reilly Automotive Inc.	Automotive Retail	1.3
Top Ten		16.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2012, the expense ratio was 0.54%.

Mid-Cap Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2002, Through October 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended October 31, 2012
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Mid-Cap Growth Fund	10.24%	1.77%	9.82%	$25,523
Russell Midcap Growth Index	9.09	1.55	10.03	26,000
Mid-Cap Growth Funds Average	7.02	-0.36	7.93	21,444
Dow Jones U.S. Total Stock Market
Index	14.45	0.75	7.78	21,163

Mid-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Fiscal-Year Total Returns (%): October 31, 2002, Through October 31, 2012

Mid-Cap Growth Fund
Russell Midcap Growth Index

See Financial Highlights for dividend and capital gains information.

Mid-Cap Growth Fund

Average Annual Total Returns: Periods Ended September 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Mid-Cap Growth Fund	12/31/1997	26.28%	2.87%	10.37%

Mid-Cap Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (94.1%)[1]
Consumer Discretionary (22.8%)
	Dick’s Sporting Goods Inc.	920,170	46,008
*	Lululemon Athletica Inc.	480,025	33,127
	Harley-Davidson Inc.	605,600	28,318
*	O’ReillyAutomotive Inc.	330,400	28,309
*	Dollar General Corp.	438,800	21,334
*	Bed Bath & Beyond Inc.	360,900	20,817
	VF Corp.	132,425	20,722
	Wyndham Worldwide Corp.	390,825	19,698
	Ross Stores Inc.	306,985	18,711
	Nordstrom Inc.	329,505	18,706
*	Hanesbrands Inc.	523,120	17,509
*	Sally Beauty Holdings Inc.	720,920	17,360
	Group 1 Automotive Inc.	276,860	17,168
*	AutoZone Inc.	42,785	16,044
	Domino’s Pizza Inc.	389,470	15,820
*	Carter’s Inc.	280,075	15,141
	Interpublic Group of
	Cos. Inc.	1,409,455	14,235
*	Select Comfort Corp.	492,784	13,714
*	Chipotle Mexican Grill Inc.
	Class A	52,500	13,363
	Six Flags
	Entertainment Corp.	230,750	13,178
	Chico’s FAS Inc.	700,575	13,031
*	Penn National Gaming Inc.	315,925	12,773
	D.R. Horton Inc.	597,100	12,515
	PetSmart Inc.	150,825	10,013
	Harman International
	Industries Inc.	235,513	9,875
	Ralph Lauren Corp. Class A	51,180	7,866
*	Michael Kors Holdings Ltd.	99,600	5,447
	Tractor Supply Co.	52,900	5,091
			485,893

			Market
			Value
		Shares	($000)
Consumer Staples (4.3%)
	McCormick & Co. Inc.	771,375	47,532
	Mead Johnson
	Nutrition Co.	469,200	28,931
*,^	Green Mountain Coffee
	Roasters Inc.	635,645	15,357
			91,820
Energy (4.7%)
*	Concho Resources Inc.	204,815	17,639
*	Denbury Resources Inc.	1,085,950	16,648
*	Cameron
	International Corp.	302,500	15,318
	Cabot Oil & Gas Corp.	316,415	14,865
*	Oil States International Inc.	165,135	12,071
	Range Resources Corp.	147,000	9,608
*	FMC Technologies Inc.	233,700	9,558
	Helmerich & Payne Inc.	102,000	4,876
			100,583
Exchange-Traded Fund (0.3%)
2	Vanguard Mid-Cap ETF	82,700	6,635

Financials (13.0%)
*	Affiliated Managers
	Group Inc.	277,785	35,140
	American Campus
	Communities Inc.	596,174	27,013
	LPL Financial Holdings Inc.	851,629	24,867
*	Signature Bank	331,000	23,580
	T. Rowe Price Group Inc.	323,200	20,989
	XLGroup plc Class A	825,720	20,428
	Regions Financial Corp.	2,991,145	19,502
	First Republic Bank	502,900	17,275
*	CITGroup Inc.	460,150	17,127
	Zions Bancorporation	714,400	15,338

Mid-Cap Growth Fund

			Market
			Value
		Shares	($000)
	Discover Financial
	Services	331,509	13,592
	M&TBank Corp.	124,975	13,010
	SunTrust Banks Inc.	418,775	11,391
*	IntercontinentalExchange
	Inc.	86,063	11,274
	Brown & Brown Inc.	201,425	5,146
			275,672
Health Care (9.6%)
*	IDEXX Laboratories Inc.	293,355	28,221
*	HMS Holdings Corp.	1,126,100	26,002
*	HealthSouth Corp.	1,126,631	24,932
	Perrigo Co.	209,900	24,141
*	Watson
	Pharmaceuticals Inc.	152,305	13,091
*	Waters Corp.	158,455	12,963
*	MylanInc.	504,870	12,793
*	MEDNAX Inc.	171,058	11,800
	Humana Inc.	148,730	11,046
*	Cerner Corp.	97,634	7,439
*	Volcano Corp.	255,480	7,312
*	Hologic Inc.	347,650	7,168
*	Akorn Inc.	545,870	6,556
*	Sirona Dental Systems Inc.	95,655	5,477
*	Catamaran Corp.	113,510	5,353
			204,294
Industrials (15.2%)
*	Genesee & Wyoming Inc.
	Class A	373,120	27,040
*	Stericycle Inc.	283,190	26,835
	TransDigm Group Inc.	194,800	25,949
	JB Hunt Transport
	Services Inc.	427,100	25,071
	Donaldson Co. Inc.	707,900	22,844
	AMETEK Inc.	604,180	21,479
*	CleanHarbors Inc.	360,200	21,018
*	WESCO International Inc.	300,765	19,514
	Fastenal Co.	372,735	16,661
*	Verisk Analytics Inc.
	Class A	319,235	16,281
*	OldDominion Freight
	Line Inc.	483,315	16,210
*	B/E Aerospace Inc.	322,330	14,534
*	Jacobs Engineering
	Group Inc.	370,500	14,298
*	Hertz Global Holdings Inc.	853,200	11,322
*,^	Polypore International Inc.	297,400	10,492
	Hubbell Inc. Class B	125,150	10,478
	Waste Connections Inc.	243,690	8,000
*	Hexcel Corp.	242,000	6,185
	Actuant Corp. Class A	184,350	5,206
*	IHS Inc. Class A	60,350	5,093
			324,510

			Market
			Value
		Shares	($000)
Information Technology (19.4%)
	Amphenol Corp. Class A	693,875	41,723
*	Citrix Systems Inc.	514,305	31,789
*	Trimble Navigation Ltd.	546,511	25,784
*	SolarWinds Inc.	439,600	22,239
*	Silicon Laboratories Inc.	543,768	21,979
*	FleetCorTechnologies Inc.	459,700	21,794
*	Cavium Inc.	621,666	20,627
	Intuit Inc.	304,115	18,071
*	VeriSign Inc.	446,900	16,567
	FEI Co.	296,963	16,348
*	Aruba Networks Inc.	891,000	16,190
	Activision Blizzard Inc.	1,451,500	15,807
	Genpact Ltd.	893,857	15,741
*	Fiserv Inc.	199,990	14,987
*	Cognizant Technology
	Solutions Corp. Class A	218,570	14,568
*	TIBCO Software Inc.	533,695	13,455
*	RealPage Inc.	605,100	13,209
*	Teradata Corp.	180,110	12,303
	Avago Technologies Ltd.	334,125	11,036
*	Parametric
	Technology Corp.	546,755	11,034
*	MICROSSystems Inc.	236,502	10,735
*	Concur Technologies Inc.	156,957	10,395
*	Informatica Corp.	332,800	9,032
*	F5 Networks Inc.	52,600	4,338
*	Fortinet Inc.	190,885	3,697
			413,448
Materials (3.2%)
	Ecolab Inc.	380,310	26,470
	Airgas Inc.	254,400	22,634
	Ashland Inc.	250,730	17,839
			66,943
Telecommunication Services (1.6%)
*	SBACommunications
	Corp. Class A	518,600	34,554
Total Common Stocks
(Cost $1,705,103)			2,004,352
Temporary Cash Investments (6.5%)[1]
Money Market Fund (6.3%)
3,[4]	Vanguard Market
	Liquidity Fund,
	0.167%	133,633,717	133,634

Mid-Cap Growth Fund

	Face	Market
	Amount	Value
	($000)	($000)
U.S. Government and Agency Obligations (0.2%)
[5,6] Fannie Mae Discount
Notes, 0.135%, 12/12/12	3,500	3,499
Total Temporary Cash Investments
(Cost $137,132)		137,133
Total Investments (100.6%)
(Cost $1,842,235)		2,141,485
Other Assets and Liabilities (-0.6%)
Other Assets		13,291
Liabilities[4]		(25,533)
		(12,242)
Net Assets (100%)
Applicable to 101,628,611 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,129,243
Net Asset Value Per Share		$20.95

At October 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	1,711,713
Undistributed Net Investment Income	273
Accumulated Net Realized Gains	120,315
Unrealized Appreciation (Depreciation)
Investment Securities	299,250
Futures Contracts	(2,308)
Net Assets	2,129,243

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $5,521,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.2% and 3.4%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $5,733,000 of collateral received for securities on loan.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Securities with a value of $3,499,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Mid-Cap Growth Fund

Statement of Operations

Year Ended
October 31, 2012
($000)
Investment Income
Income
Dividends[1]	14,392
Interest[1]	204
Security Lending	136
Total Income	14,732
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,457
Performance Adjustment	776
The Vanguard Group—Note C
Management and Administrative	5,150
Marketing and Distribution	476
Custodian Fees	40
Auditing Fees	29
Shareholders’ Reports	29
Trustees’ Fees and Expenses	5
Total Expenses	10,962
Expenses Paid Indirectly	(84)
Net Expenses	10,878
Net Investment Income	3,854
Realized Net Gain (Loss)
Investment Securities Sold[1]	122,284
Futures Contracts	12,864
Realized Net Gain (Loss)	135,148
Change in Unrealized Appreciation (Depreciation)
Investment Securities	52,929
Futures Contracts	(5,475)
Change in Unrealized Appreciation (Depreciation)	47,454
Net Increase (Decrease) in Net Assets Resulting from Operations	186,456

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $81,000, $182,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mid-Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,854	3,537
Realized Net Gain (Loss)	135,148	253,006
Change in Unrealized Appreciation (Depreciation)	47,454	(102,491)
Net Increase (Decrease) in Net Assets Resulting from Operations	186,456	154,052
Distributions
Net Investment Income	(2,808)	(1,806)
Realized Capital Gain	(33,038)	—
Total Distributions	(35,846)	(1,806)
Capital Share Transactions
Issued	517,292	603,585
Issued in Lieu of Cash Distributions	34,905	1,759
Redeemed	(377,167)	(515,747)
Net Increase (Decrease) from Capital Share Transactions	175,030	89,597
Total Increase (Decrease)	325,640	241,843
Net Assets
Beginning of Period	1,803,603	1,561,760
End of Period[1]	2,129,243	1,803,603

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $273,000 and ($456,000).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Mid-Cap Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$19.40	$17.54	$13.86	$11.82	$20.90
Investment Operations
Net Investment Income	.041	.040[1]	.001	.021[2]	.035
Net Realized and Unrealized Gain (Loss)
on Investments	1.892	1.840	3.697	2.059	(8.024)
Total from Investment Operations	1.933	1.880	3.698	2.080	(7.989)
Distributions
Dividends from Net Investment Income	(.030)	(.020)	(.018)	(.040)	(.045)
Distributions from Realized Capital Gains	(.353)	—	—	—	(1.046)
Total Distributions	(.383)	(.020)	(.018)	(.040)	(1.091)
Net Asset Value, End of Period	$20.95	$19.40	$17.54	$13.86	$11.82

Total Return[3]	10.24%	10.72%	26.70%	17.70%	-40.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,129	$1,804	$1,562	$1,229	$881
Ratio of Total Expenses to
Average Net Assets[4]	0.54%	0.53%	0.51%	0.60%	0.55%
Ratio of Net Investment Income to
Average Net Assets	0.19%	0.20%[1]	0.00%	0.16%[2]	0.20%
Portfolio Turnover Rate	97%	127%	88%	125%	85%

1 Net investment income per share and the ratio of net investment income to average net assets include $.02 and 0.11%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Net investment income per share and the ratio of net investment income to average net assets include $.02 and 0.19%, respectively, resulting from a special dividend from TransDigm Group Inc. in October 2009.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.01%, (0.01%), 0.02%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Mid-Cap Growth Fund

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2012, the fund’s average investment in futures contracts represented 4% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

20

Mid-Cap Growth Fund

B. William Blair & Company, L.L.C., and Chartwell Investment Partners, L.P., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of William Blair & Company, L.L.C., is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell Midcap Growth Index. The basic fee of Chartwell Investment Partners, L.P., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets, before an increase of $776,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2012, the fund had contributed capital of $304,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2012, these arrangements reduced the fund’s expenses by $84,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,004,352	—	—
Temporary Cash Investments	133,634	3,499	—
Futures Contracts—Assets[1]	296	—	—
Futures Contracts—Liabilities[1]	(5)	—	—
Total	2,138,277	3,499	—
1 Represents variation margin on the last day of the reporting period.

21

Mid-Cap Growth Fund

F. At October 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P MidCap 400 Index	December 2012	580	56,730	(1,985)
S&P 500 Index	December 2012	27	9,496	(323)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $317,000 from undistributed net investment income, and $9,545,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2012, the fund had $36,023,000 of ordinary income and $86,162,000 of long-term capital gains available for distribution.

At October 31, 2012, the cost of investment securities for tax purposes was $1,842,748,000. Net unrealized appreciation of investment securities for tax purposes was $298,737,000, consisting of unrealized gains of $334,823,000 on securities that had risen in value since their purchase and $36,086,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2012, the fund purchased $1,963,337,000 of investment securities and sold $1,855,047,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Year Ended October 31,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	25,159	30,883
Issued in Lieu of Cash Distributions	1,898	93
Redeemed	(18,416)	(27,015)
Net Increase (Decrease) in Shares Outstanding	8,641	3,961

J. In preparing the financial statements as of October 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

22

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Mid-Cap Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Mid-Cap Growth Fund (constituting a separate portfolio of Vanguard

Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 11, 2012

Special 2012 tax information (unaudited) for Vanguard Mid-Cap Growth Fund

This information for the fiscal year ended October 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $39,968,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $2,808,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 31.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Mid-Cap Growth Fund
Periods Ended October 31, 2012

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	10.24%	1.77%	9.82%
Returns After Taxes on Distributions	9.90	1.40	9.38
Returns After Taxes on Distributions and Sale of Fund Shares	7.02	1.35	8.62

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended October 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Growth Fund	4/30/2012	10/31/2012	Period
Based on Actual Fund Return	$1,000.00	$958.81	$2.62
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.53	2.70

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.53%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U.S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	Founder
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3010 122012

Annual Report | October 31, 2012
Vanguard International ExplorerTM Fund

> For the 12 months ended October 31, 2012, Vanguard International Explorer Fund returned 5.02%, trailing the return of its benchmark index and the average return of peer funds.

> International small-capitalization stocks lagged U.S. small-caps as Eurozone debt worries discouraged investors, while the rising value of the U.S. dollar further crimped returns for those in the States.

> The advisors’ holdings in developed Asian markets were the prime contributor to the fund’s underperformance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	13
Performance Summary.	15
Financial Statements.	17
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Trustees Approve Advisory Agreements.	36
Glossary.	38

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2012

Total
Returns
Vanguard International Explorer Fund	5.02%
S&P EPAC SmallCap Index	5.47
International Small-Cap Funds Average	9.11
International Small-Cap Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2011, Through October 31, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Explorer Fund	$14.41	$14.50	$0.346	$0.213

1

Chairman’s Letter

Dear Shareholder,

International small-capitalization stocks navigated through some adversity to deliver modest returns for the 12 months ended October 31, 2012. Europe’s debt drama and the slowing global economy dominated the spotlight, causing investors to swing from optimism to pessimism and back again.

Vanguard International Explorer Fund finished its fiscal year with a return of 5.02%. The fund lagged the return of its benchmark index, the Standard & Poor’s EPAC (Europe Pacific Asia Composite) SmallCap Index, as well as the average return of its peers. The fund’s European holdings were the best performers, but holdings in developed Pacific markets underperformed.

Among industries around the globe, financial and information technology stocks did the best for the fund, while energy and materials stocks lost ground. The U.S. dollar’s strength against most major currencies, notably the euro and the Japanese yen, detracted from results for U.S.-based investors during the period.

If you own the fund in a taxable account, you may wish to review the table on after-tax returns presented later in this report.

2

U.S. stocks led the advance for global equity markets
U.S. stocks returned about 14% for the 12 months through October, far exceeding the aggregate return of their international counterparts. Stocks in Europe and Asia posted gains, but these were relatively small by comparison.

The advances came amid efforts by U.S. and European central bankers to manage risks to the U.S. economy and the finances of European governments and banks. The president of the European Central Bank declared in July that policymakers would do whatever was needed to preserve the euro common currency.

Although investors’ worries have eased, Europe’s financial troubles are by no means resolved. Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening persists in the face of weak economic growth.

Bonds continued their march, but leaner times may lie ahead
The broad U.S. taxable bond market returned about 5% for the 12 months. Municipal bonds delivered a robust performance, returning about 9%.

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.97%	13.48%	0.53%
Russell 2000 Index (Small-caps)	12.08	14.82	1.19
Dow Jones U.S. Total Stock Market Index	14.45	13.62	0.75
MSCI All Country World Index ex USA (International)	3.98	3.74	-5.08

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.25%	6.08%	6.38%
Barclays Municipal Bond Index (Broad tax-exempt market)	9.03	6.84	6.02
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.56

CPI
Consumer Price Index	2.16%	2.28%	2.06%

3

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it still remained exceptionally low by historical standards.

Bondholders have enjoyed years of healthy returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are much more modest. As yields remain low, the opportunity for similarly strong returns diminishes.

The Federal Reserve announced on September 13 that it would continue to hold its target for short-term interest rates between 0% and 0.25% at least through mid-2015. The exceptionally low rates, in place since late 2008, kept a tight lid on returns from money market funds and savings accounts.

Pacific region holdings pulled down performance
The fund’s holdings in developed Pacific Rim markets, which made up about one-third of fund assets, posted slight losses. Japanese small-cap stocks treaded water during the period, and the fund’s positions in Japan returned –5% as its industrial and consumer discretionary holdings in the country each returned about –14%. Australia’s small-cap market was also flat, but the advisors’ selections returned –12%. The fund’s Singapore and Hong Kong positions, on the other hand, posted strong gains.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
International Explorer Fund	0.42%	1.58%

The fund expense ratio shown is from the prospectus dated February 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2012, the fund’s expense ratio was 0.43%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: International Small-Cap Funds.

4

European stocks continued to make up more than half of the fund’s assets during the fiscal year, and the advisors’ European selections gained about 9%, keeping pace with their counterparts in the index. The strongest performers were Italian financial and industrial firms and German telecom-munications and IT stocks. A sizable overweighting of Irish stocks also helped significantly.

The fund’s holdings in the United Kingdom—the country with the largest presence in the fund at the end of the period—rose about 15% but failed to keep up with U.K. holdings in the index, primarily because of losses in the energy and materials sectors.

Also contributing to the fund’s underper-formance was a Canadian holding, oil and natural gas producer Niko Resources, which returned –77% as investors fretted about its disappointing exploration results in fields in the developing world.

International Explorer’s positions in emerging markets, which made up only about 10% of fund assets, outperformed emerging-market small-cap stocks overall as the advisors’ selections in Indonesia more than offset subpar results in China and India.

Financial stocks were the fund’s top performers
In terms of industry groups across markets, financial stocks made the largest positive contribution to the fund’s bottom line. The

Total Returns
Ten Years Ended October 31, 2012

Average
Annual Return
International Explorer Fund	11.78%
S&P EPAC SmallCap Index	11.33
International Small-Cap Funds Average	11.49
International Small-Cap Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

fund’s IT stocks also did particularly well, rebounding nicely from their losses of a year earlier. And the highest returns came from the small telecommunications sector, where the advisors’ picks returned 35%.

The two groups that detracted most from International Explorer’s return were energy (–19%) and materials (–4%), the only sectors that declined in both the fund and the index during the period. Both sectors were hurt as prices for energy and industrial metals fell and demand slowed from emerging economies.

For more information on the fund’s investment strategies and positioning, please see the Advisors’ Report that follows this letter.

Over the long term, the fund has done well
For the ten years ended October 31, Vanguard International Explorer Fund returned an average of 11.78% per year, a bit better than both its benchmark index and its peer group. In light of the past decade’s challenges, which include the worst global financial downturn since the Great Depression and a prolonged crisis surrounding the world’s largest currency bloc, the fund’s performance has been gratifying.

Of course, those years have included periods when staying the course required some resolve to look beyond the worrisome headlines. Investors need to balance their willingness to take risk with their need to earn rewards. We believe the best way to manage this trade-off is through combining higher-risk assets such as small-cap stocks with lower-risk assets such as bonds and cash in an allocation that remains relatively steady over time. Once the balance is struck, however, be prepared to sit tight through the occasional—and inevitable—periods of turbulence in higher-risk assets. These alarming setbacks are the price we pay for the potential for longer-term rewards.

Broad diversification’s benefits hold true across the globe
As I noted earlier, and as you’ve seen in the headlines, Europe faces profound financial challenges. We’ve received questions during the year from clients concerned about both the outlook for the region and the wisdom of investing in Europe at all. Why not focus investments in countries with the fastest-growing economies?

That strategy has intuitive appeal, but our research suggests that a better approach is to hold a broadly diversified portfolio of international stocks, including European equities, which account for about a quarter of global market capitalization. We’ve found that concentrated international investments can lead to higher volatility in a portfolio, often without producing higher returns.

6

Another insight from Vanguard experts: Surprising as it may seem, there’s been little connection historically between the rate of a country’s economic growth and its stock returns. For example, the returns for U.S. stocks and British stocks were nearly identical from 1900 to 2009, even as U.S. economic growth eclipsed that of Great Britain. (You can read this research in Investing in Emerging Markets: Evaluating the Allure of Rapid Economic Growth, available at vanguard.com/research.)

Of course, no one can say for sure what the future returns for a particular country’s stocks will be. That’s one of the reasons why we consistently embrace broad diversification, which is a time-tested way to help manage the risks of investing both at home and abroad. Vanguard International Explorer Fund, which provides diversified, low-cost exposure to international small-cap stocks, can play a useful role in such a balanced approach.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
November 14, 2012

7

Advisors’ Report

For the fiscal year ended October 31, 2012,

Vanguard International Explorer Fund returned 5.02%. Your fund is managed by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncom-mon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment.

These comments were prepared on November 16, 2012.

Vanguard International Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment	92	1,668	The advisor employs a fundamental investment
Management North America Inc.			approach that considers macroeconomic factors while
			focusing primarily on company-specific factors,
			including a company’s potential for long-term growth,
			financial condition, quality of management, and
			sensitivity to cyclical factors. The advisor also
			considers the relative value of a company’s securities
			compared with those of other companies and the
			market as a whole.
Wellington Management	6	104	The advisor employs a traditional, bottom-up approach
Company, LLP			that is opportunistic in nature, relying on global and
			regional research resources to identify both
			growth-oriented and neglected or misunderstood
			companies.
Cash Investments	2	47	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

8

Schroder Investment Management North America Inc.

Portfolio Manager:
Matthew F. Dobbs, Head of Global Small Companies

International small-cap equities made modest progress over the year. Equities have struggled amid challenging global developments, particularly the continued bouts of uncertainty over the future of the euro, with the focus shifting from the smaller economies of Greece and Portugal to the systemically more critical cases of Spain and Italy.

While Europe tended to grab the headlines, sluggish growth in the United States also contributed to the subdued sentiment, although America’s economic performance has been respectable compared with other developed economies because of the stabilization of private consumption and improvement in the U.S. net trade position. Meanwhile, economic activity in emerging markets and Asia slowed, particularly in China. This has also affected commodity-related sectors, with energy and materials among the weakest areas.

In terms of regional divergences, the United Kingdom was the outstanding performer among major markets. U.K. small companies substantially outper-formed large companies, rising almost 22% over the year, led by the consumer discretionary, telecom, and information technology sectors. In other regions, small-company returns overall were modest, and they were inferior to returns from larger peers in continental Europe and the Pacific region excluding Japan, with defensive sectors such as consumer staples and health care offering the best returns.

Relative performance over the period was hurt by stock selection in Japan and the United Kingdom. In Japan the shortfalls were primarily in the consumer discretion-ary sector (particularly companies involved with auto parts, such as Musashi Seimitsu and Unipres) and the industrial sector (Toyo Tanso and Asahi Diamond), with sentiment generally subdued for cyclical exporters, given the slowdown in China and political tensions between China and Japan.

In the United Kingdom, the main shortfalls were in energy (Lamprell and Gulfsands Petroleum), materials (London Mining), and industrials (CPP Group).

In the other developed Asian markets, weak spots included energy stocks (Dart Energy) and consumer cyclical companies exposed to China (Ports Design and Parkson Retail) and to Australia (Fairfax Holdings and Myer). However, this was more than offset by some good performances among industrials (STX OSV in Singapore) and materials (Fletcher Building and Amcor), along with a notable contri-bution from Techtronic Industries, a Hong Kong-based manufacturer of power tools and floor care products.

9

In emerging markets, Niko Resources (a Canadian-listed energy stock with main assets in India, Indonesia, and the Caribbean) has continued to disappoint. It offset good returns elsewhere, including notable contributions from Bank Mandiri and cement manufacturer Semen Gresik in Indonesia; Hemaraj Land, a Thai developer of industrial parks; and Axiata Group, a Malaysian-based operator of cellular telephone and data networks.

Stock selection was positive in continental Europe, including in financials (Azimut), with lesser contributions from telecom-munications (freenet) and energy (Fugro).

Our focus remains on identifying companies offering sustainable and superior long-term growth prospects accompanied by strong management and sound financials. However, the positioning of the portfolio has reflected our belief that, in most markets, cyclical growth stocks and sectors offer attractive value compared with very defensive stocks and sectors. This has proved an unrewarding stance in most markets, as investors have continued to seek safe havens at the expense of long-term value. However, we see no reason to change our stance, reflected in sector overweights in consumer discretionary, materials, and energy and underweights in consumer staples and utilities, along with financials in developed markets.

In regional terms, we have continued to emphasize emerging markets, reflecting their superior long-term growth prospects and the expanding number and breadth of stock-specific opportunities. The major underweight allocations have been to the United Kingdom and Japan, and to a lesser extent to continental Europe, including the peripheral markets of Spain, Portugal and Greece.

Wellington Management Company, LLP

Portfolio Manager:
Simon H. Thomas, Senior Vice President and Equity Portfolio Manager

Global equities moved higher during the period. Markets shrugged off lingering uncertainty over Eurozone sovereign debt, focusing instead on improving economic data and interventions by central banks around the globe. European Central Bank President Mario Draghi revealed a compre-hensive plan to purchase government bonds in the open market, and the U.S.

Federal Reserve’s announcement of a third round of quantitative easing boosted stock prices. Despite concerns about a global economic slowdown, investors were emboldened by better-than-feared corporate earnings and strength in the U.S. housing market.

For the period, our portion of the fund did well among consumer discretionary and consumer staples holdings. Allocation among sectors, which is largely a result

10

of our bottom-up stock selection process, held back performance slightly. At a regional level, strong stock selection among our holdings in Europe and emerging markets contributed positively to relative performance. The portfolio’s overweight allocation to Japan detracted modestly.

Top contributors included Cosmos Pharma, Techtronic Industries, and Babcock International. Shares of Cosmos Pharma, a regional drugstore chain operator based in Japan, rose as the company delivered results and earnings guidance that beat expectations. While Cosmos continues to post impressive sales results, we believe the market has underestimated the business’s operating leverage, and profits are high based on stable recurring revenues and a strong balance sheet.

Shares of Techtronic Industries, a Hong Kong-based manufacturer of electrical and electronic products, increased in value as the company showed signs of increasing revenues and profits. A large portion of the company’s business is in the United States, and we believe it will benefit from increased home improvement activity among U.S. consumers.

Babcock International, a U.K.-based company that offers support services, mainly to public and government sector institutions, rose because of stable results, success across diverse business segments, and an improved outlook on defense spending. Other notable contributors to absolute returns were U.K.-based retailer Debenhams and Petroleum Geo-Services, an energy services company based in Norway.

The largest detractors from relative performance during the period were Cyber Agent, DeNA, and Thomas Cook Group. Shares of Cyber Agent, a Japanese developer, publisher, and distributor of interactive entertainment for personal computers and handheld and wireless devices, fell because of disappointing earnings results driven by lower-thanexpected growth in social gaming. We added to our position because the fundamentals remain unchanged, and at the margin have actually strengthened, while the stock’s valuation has become more attractive.

DeNA, Japan’s largest mobile game developer and provider, underperformed because of concerns about declining average revenue per user and increased competition from Gree, a major rival that introduced a new card-collecting genre to the industry. We eliminated our position amid increasing uncertainty over the regulatory issues facing providers of social network game platforms, particularly in Japan.

Shares of Thomas Cook Group, a U.K.-based travel agent and provider of leisure travel services, dropped when the company issued a profit warning for the fourth quarter 2011 and went to its banks for additional capital, generating concern over

11

the company’s debt levels. We eliminated our position. Other notable detractors from returns included Delticom, an online tire retailer based in Germany, and Chemring Group, a U.K.-based defense company.

While the near-term economic outlook remains clouded by uncertainty in Europe, U.S. employment and consumer spending appear steady, and there has been modestly positive news from U.S. housing data. We anticipate further moderation in the market if the Eurozone resolves its banking and sovereign-debt issues over the coming months. We continue to focus our research at the individual company level. Portfolio holdings represent a diversified mixture of relatively inexpensive companies with above-average growth that have strong market positions, skilled manage-ment teams, and solid balance sheets. We believe these holdings are positioned to perform well in a number of different economic scenarios.

Relative to the benchmark, at the end of the period we were most overweighted in consumer discretionary, industrials, energy, and health care, and most underweighted in financials, materials, and utilities. On a regional basis, our greatest underweight allocation relative to the benchmark was to Europe, which was offset by an overweight position in Japan.

12

International Explorer Fund

Fund Profile
As of October 31, 2012

Portfolio Characteristics
		S&P	MSCI AC
		EPAC	World
		SmallCap	Index
	Fund	Index	ex USA
Number of Stocks	311	3,014	1,832
Median Market Cap	$1.5B	$1.6B	$28.0B
Price/Earnings Ratio	16.7x	19.5x	14.4x
Price/Book Ratio	1.3x	1.1x	1.4x
Return on Equity	13.0%	11.5%	16.9%
Earnings Growth Rate	2.4%	3.7%	4.9%
Dividend Yield	2.7%	2.9%	3.4%
Turnover Rate	28%	—	—
Ticker Symbol	VINEX	—	—
Expense Ratio[1]	0.42%	—	—
Short-Term Reserves	2.3%	—	—

Sector Diversification (% of equity exposure)
		S&P	MSCI AC
		EPAC	World
		SmallCap	Index
	Fund	Index	ex USA
Consumer Discretionary 20.8%		17.2%	9.1%
Consumer Staples	4.7	6.4	10.4
Energy	5.3	3.3	10.9
Financials	15.6	20.7	25.1
Health Care	6.8	6.0	7.4
Industrials	22.0	23.9	10.5
Information Technology	8.1	8.2	6.2
Materials	12.9	10.5	11.1
Telecommunication
Services	3.0	1.6	5.6
Utilities	0.8	2.2	3.7

Volatility Measures
	S&P
	EPAC	MSCI AC
	SmallCap	World Index
	Index	ex USA
R-Squared	0.98	0.95
Beta	1.00	1.02

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Azimut Holding SPA	Asset Management
	& Custody Banks	1.5%
Freenet AG	Wireless
	Telecommunication
	Services	1.3
Helvetia Holding AG	Multi-line Insurance	1.3
Delta Lloyd NV	Life & Health
	Insurance	1.2
Prysmian SPA	Electrical
	Components &
	Equipment	1.2
DCC plc	Industrial
	Conglomerates	1.0
Fletcher Building Ltd.	Construction
	Materials	1.0
Kuoni Reisen Holding	Hotels, Resorts &
AG	Cruise Lines	1.0
Ansell Ltd.	Health Care Supplies	1.0
Rheinmetall AG	Industrial
	Conglomerates	1.0
Top Ten		11.5%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2012, the expense ratio was 0.43%.

13

International Explorer Fund

Market Diversification (% of equity exposure)
		S&P	MSCI AC
		EPAC	World
		SmallCap	Index
	Fund	Index	ex USA
Europe
United Kingdom	19.5%	21.8%	15.8%
Germany	8.7	7.2	5.9
Switzerland	5.3	7.7	6.0
France	5.3	7.6	6.4
Italy	4.8	2.4	1.5
Ireland	3.5	0.4	0.2
Norway	2.1	0.9	0.7
Netherlands	2.0	2.0	1.7
Denmark	1.6	1.1	0.8
Austria	1.6	0.4	0.2
Sweden	1.2	3.3	2.1
Belgium	1.2	1.0	0.8
Other	0.5	4.2	2.6
Subtotal	57.3%	60.0%	44.7%
Pacific
Japan	18.6%	20.9%	13.3%
Australia	7.6	8.2	6.2
Singapore	2.8	1.9	1.3
Hong Kong	1.8	2.4	2.1
New Zealand	1.6	0.3	0.1
Subtotal	32.4%	33.7%	23.0%
Emerging Markets
India	2.4%	0.0%	1.6%
China	1.8	0.2	4.4
Indonesia	1.8	0.0	0.7
South Korea	1.8	5.4	3.6
Taiwan	1.1	0.0	2.5
Other	1.2	0.0	10.9
Subtotal	10.1%	5.6%	23.7%
North America	0.2%	0.1%	8.2%
Middle East	0.0%	0.6%	0.4%

14

International Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2002, Through October 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended October 31, 2012

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

International Explorer Fund	5.02%	-4.73%	11.78%	$30,441

S&P EPAC SmallCap Index	5.47	-4.78	11.33	29,244
International Small-Cap Funds
Average	9.11	-4.40	11.49	29,671
MSCI All Country World Index ex
USA	4.48	-4.63	9.79	25,440

International Small-Cap Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

15

International Explorer Fund

Fiscal-Year Total Returns (%): October 31, 2002, Through October 31, 2012

International Explorer Fund

S&P EPAC SmallCap Index

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Explorer Fund	11/4/1996	12.28%	-3.85%	11.88%

16

Average Annual Total Returns: Periods Ended September 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

International Explorer Fund

Financial Statements

Statement of Net Assets
As of October 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market			Market
			Value			Value
		Shares	($000)		Shares	($000)
Common Stocks (94.9%)[1]				Belgium (1.1%)
Australia (6.7%)				D’ieterenSA	201,067	9,705
	Ansell Ltd.	1,092,627	17,704	Tessenderlo Chemie NV
	Computershare Ltd.	1,771,210	15,951	(Voting Shares)	285,000	8,270
	Amcor Ltd.	1,816,280	14,880	Melexis NV	65,404	1,034
	Incitec Pivot Ltd.	4,509,645	14,770	UCB SA	15,158	885
	Mirvac Group	7,858,991	12,262	Cie d’Entreprises CFE	14,682	722
	Iluka Resources Ltd.	964,102	9,889			20,616
	Sims Metal			Brazil (0.7%)
	Management Ltd.	967,752	9,457	BR Properties SA	593,450	7,772
	Whitehaven Coal Ltd.	2,270,795	7,171	Localiza Rent a Car SA	193,023	3,383
^	MyerHoldings Ltd.	3,364,411	6,819	Arezzo Industria e
^,*	Mesoblast Ltd.	617,926	3,706	Comercio SA	57,600	1,028
	Transfield Services Ltd.	1,782,099	2,935	Brasil Insurance
*	Karoon Gas Australia Ltd.	159,324	919	Participacoes e
	SAIGlobal Ltd.	206,522	869	Administracao SA	36,100	319
	Boral Ltd.	229,257	854			12,502
	WorleyParsons Ltd.	29,609	757	Canada (0.2%)
	NRW Holdings Ltd.	342,076	726	Niko Resources Ltd.	334,368	4,258
	Cochlear Ltd.	9,171	677
	Domino’s Pizza			China (1.8%)
	Enterprises Ltd.	68,152	667	Yuexiu Transport
	Seek Ltd.	78,143	541	Infrastructure Ltd.	20,306,000	9,108
	SkilledGroup Ltd.	189,973	524	Jiangsu Expressway
	Monadelphous Group Ltd.	22,821	499	Co. Ltd.	9,080,000	7,806
			122,577	Parkson Retail Group Ltd.	7,110,000	6,004
Austria (1.5%)				Leoch International
	Mayr Melnhof Karton AG	155,000	15,321	Technology Ltd.	17,090,000	2,684
	Rosenbauer			^ Ports Design Ltd.	3,501,500	2,483
	International AG	113,000	5,917	EvergreenInternational
	Kapsch TrafficCom AG	60,000	3,503	Holdings Ltd.	10,301,000	2,078
	Andritz AG	25,752	1,552	Daphne International
	Schoeller-Bleckmann			Holdings Ltd.	768,000	923
	Oilfield Equipment AG	9,417	909	Microport Scientific Corp.	1,550,000	795
	Zumtobel AG	39,153	419	^ Golden Eagle
			27,621	Retail Group Ltd.	253,000	552
						32,433

International Explorer Fund

		Market			Market
		Value			Value
	Shares	($000)		Shares	($000)
Denmark (1.6%)			Hong Kong (1.8%)
* SydbankA/S	750,000	13,739	Techtronic Industries Co. 8,796,500		16,674
* Jyske Bank A/S	440,000	13,394	Yue Yuen Industrial
DSV A/S	45,231	1,017	Holdings Ltd.	2,958,000	10,181
Rockwool International			Dah Sing Banking
A/S Class B	5,390	507	Group Ltd.	4,433,000	4,418
		28,657	ASM Pacific
Finland (0.1%)			Technology Ltd.	47,300	526
Tikkurila Oyj	47,646	903			31,799
Nokian Renkaat Oyj	19,378	807	India (2.3%)
		1,710	* Gujarat Pipavav
France (4.9%)			Port Ltd.	13,166,472	11,579
Groupe Eurotunnel SA	2,300,000	17,516	* Idea Cellular Ltd.	6,031,093	9,575
^ Bourbon SA	500,000	13,500	ShriramTransport
* Club Mediterranee	800,000	12,717	Finance Co. Ltd.	720,522	8,345
Medica SA	620,000	11,086	Multi Commodity
Saft Groupe SA	350,000	7,785	Exchange of India Ltd.	208,192	5,450
Alten SA	210,000	6,609	EmamiLtd.	348,840	3,707
IPSOS	150,000	5,273	Apollo Hospitals
Lectra	600,000	3,496	Enterprise Ltd.	240,233	3,475
Euler Hermes SA	35,000	2,415			42,131
Bollore SA	7,189	2,132	Indonesia (1.7%)
* Inside Secure SA	670,000	1,950	Bank Mandiri Persero
Store Electronic	89,946	1,063	Tbk PT	16,064,000	13,723
Wendel SA	11,775	1,038	Ciputra Property
ImerysSA	17,670	994	Tbk PT	158,055,500	10,822
Eurazeo	18,504	848	United Tractors
Vallourec SA	8,007	329	Tbk PT	3,099,000	6,767
Legrand SA	1	—			31,312
		88,751	Ireland (3.4%)
Germany (8.3%)			DCC plc	630,000	18,001
^ Freenet AG	1,400,000	23,173	^ Irish Continental
Rheinmetall AG	367,406	17,560	Group plc	530,000	12,925
Tom Tailor Holding AG	738,836	15,755	SmurfitKappa
Wirecard AG	540,000	12,368	Group plc	1,150,000	12,679
MTU Aero Engines			Grafton Group plc	2,600,000	11,336
Holding AG	140,286	11,793	IFG Group plc	4,000,000	7,253
Delticom AG	176,066	9,873			62,194
* SAF-HollandSA	1,440,000	9,368	Italy (4.7%)
XING AG	160,000	9,103	Azimut Holding SPA	2,100,000	26,679
* Tipp24 SE	180,000	8,880	Prysmian SPA	1,100,000	21,209
Draegerwerk AG & Co.			Amplifon SPA	2,400,000	11,132
KGaA Prior Pfd.	60,000	5,879	* Sorin SPA	2,160,000	5,067
Takkt AG	449,000	5,765	Danieli & C Officine
STRATEC Biomedical AG	126,802	5,343	Meccaniche SPA RSP	250,000	3,898
RIB Software AG	590,000	3,665	* Natuzzi SPA ADR	1,679,979	3,343
Prime Office REIT-AG	629,502	2,613	* Safilo Group SPA	385,455	3,258
CANCOMAG	150,000	2,327	Credito Emiliano SPA	625,760	3,022
Fuchs Petrolub			Cairo Communication SPA 538,614		1,691
AG Prior Pfd.	31,200	2,206	* Yoox SPA	85,901	1,302
Cewe Color Holding AG	44,145	1,945	Interpump Group SPA	126,604	964
Carl Zeiss Meditec AG	43,400	1,191	Pirelli & C. SPA	78,306	910
Gildemeister AG	39,707	737	Salvatore Ferragamo
* Lotto24	106,407	476	Italia SPA	41,896	853
		150,020

International Explorer Fund

		Market			Market
		Value			Value
	Shares	($000)		Shares	($000)
* Brunello Cucinelli SPA	43,890	778	Fujikura Kasei Co. Ltd.	394,000	1,666
ImmobiliareGrande			Hino Motors Ltd.	196,000	1,515
Distribuzione	608,797	629	Benesse Holdings Inc.	30,500	1,469
		84,735	^ Kakaku.com Inc.	41,900	1,434
Japan (17.2%)			^ Nidec Copal Corp.	168,900	1,277
NEC Networks & System			Don Quijote Co. Ltd.	31,100	1,226
Integration Corp.	696,900	12,731	Daido Steel Co. Ltd.	277,000	1,201
Arcs Co. Ltd.	597,200	12,605	Konami Corp.	51,000	1,171
Musashi Seimitsu			^ CyberAgentInc.	549	1,097
Industry Co. Ltd.	585,400	12,226	Fuji Heavy Industries Ltd.	110,000	1,060
Tokai Tokyo Financial			Yokogawa Electric Corp.	91,300	1,039
Holdings Inc.	3,270,000	11,782	Sega Sammy Holdings Inc.	52,000	980
Glory Ltd.	483,600	11,737	* Acom Co. Ltd.	33,060	977
Nichi-iko			^ Message Co. Ltd.	315	971
Pharmaceutical Co. Ltd.	537,400	11,369	Pigeon Corp.	18,700	862
^ Modec Inc.	551,100	11,194	Yaskawa Electric Corp.	118,000	846
Tsumura& Co.	340,600	10,892	IHICorp.	371,000	781
Aica Kogyo Co. Ltd.	642,000	10,868	Japan Petroleum
TsuruhaHoldings Inc.	139,700	10,589	Exploration Co.	20,700	779
Unipres Corp.	429,700	9,906	Yamato Kogyo Co. Ltd.	27,000	758
Nippon Soda Co. Ltd.	2,245,000	9,759	Amada Co. Ltd.	148,000	752
Nihon Parkerizing Co. Ltd.	636,000	9,598	Hoshizaki Electric Co. Ltd.	27,600	752
Kureha Corp.	2,440,000	9,489	Nihon Nohyaku Co. Ltd.	167,000	741
Capcom Co. Ltd.	466,200	8,891	Disco Corp.	12,400	612
Accordia Golf Co. Ltd.	12,169	8,661	Japan Steel Works Ltd.	99,000	587
Nitta Corp.	542,900	8,351	IBJLeasing Co. Ltd.	23,200	586
Kuroda Electric Co. Ltd.	738,200	8,319	Mitsubishi Gas
Asahi Diamond			Chemical Co. Inc.	112,000	553
Industrial Co. Ltd.	863,600	7,648	^ Sanrio Co. Ltd.	16,500	543
JSP Corp.	555,200	7,185	SquareEnix
Lintec Corp.	411,700	7,121	Holdings Co. Ltd.	38,100	537
Trusco Nakayama Corp.	388,600	7,006	Mitsubishi UFJ Lease
Takasago International			& Finance Co. Ltd.	11,900	513
Corp.	1,308,000	6,661	* Kenedix Inc.	3,841	499
Plenus Co. Ltd.	368,900	6,001	Makino Milling
TsutsumiJewelry Co. Ltd.	255,500	5,867	Machine Co. Ltd.	103,000	484
Hitachi Transport			Mori Seiki Co. Ltd.	73,100	458
System Ltd.	367,800	5,521	Matsui Securities Co. Ltd.	63,700	430
Yushin Precision					312,258
Equipment Co. Ltd.	307,900	5,400	Luxembourg (0.1%)
Mitsui Sugar Co. Ltd.	1,446,000	4,659	* Reinet Investments SCA	68,205	1,237
Nabtesco Corp.	242,700	4,530	2 O’KeyGroup SA GDR	99,931	970
Toyo Tanso Co. Ltd.	199,600	3,787			2,207
ShinkoPlantech Co. Ltd.	359,400	2,953	Malaysia (0.2%)
Koito Manufacturing			Media Prima Bhd.	5,239,600	3,917
Co. Ltd.	230,000	2,857
Icom Inc.	120,700	2,523	Netherlands (1.9%)
Nifco Inc.	108,900	2,475	Delta Lloyd NV	1,312,307	21,825
Shionogi& Co. Ltd.	139,400	2,314	Koninklijke Ten Cate NV	400,000	8,867
Nafco Co. Ltd.	122,600	2,072	Nutreco NV	40,000	2,996
Exedy Corp.	104,700	2,047	HAL Trust	7,487	867
Nippon Thompson Co. Ltd.	591,000	2,045	* InterXion Holding NV	31,400	671
Nikkiso Co. Ltd.	148,000	1,767			35,226
Cosmos
Pharmaceutical Corp.	17,200	1,696

International Explorer Fund

		Market			Market
		Value			Value
	Shares	($000)		Shares	($000)
New Zealand (1.6%)			Orior AG	225,000	11,759
Fletcher Building Ltd.	3,063,905	17,721	Clariant AG	650,000	6,966
ChorusLtd.	4,071,719	11,311	* Dufry AG	16,293	2,072
		29,032	Adecco SA	14,950	725
Norway (2.1%)					93,763
* Storebrand ASA	2,600,000	13,084	Taiwan (1.1%)
* Borregaard ASA	2,935,000	10,141	CTCI Corp.	3,710,000	7,372
^,* Dockwise Ltd.	408,761	6,540	Largan Precision Co. Ltd.	293,000	6,232
Schibsted ASA	142,200	5,322	Lung Yen Life
Petroleum			Service Corp.	1,867,000	5,762
Geo-Services ASA	82,022	1,417			19,366
Kongsberg Gruppen AS	69,725	1,347	Thailand (0.2%)
		37,851	Hemaraj Land and
Panama (0.0%)			Development PCL	29,785,400	3,071
Copa Holdings SA Class A	6,600	613
			United Kingdom (18.6%)
Russia (0.1%)			CSR plc	2,600,000	14,842
* Exillon Energy plc	500,000	1,260	* Sports Direct
			International plc	2,300,000	14,821
Singapore (2.7%)			Dechra
Mapletree			Pharmaceuticals plc	1,300,000	12,954
Industrial Trust	9,634,880	11,043	* Premier Oil plc	2,250,000	12,758
UOL Group Ltd.	2,322,000	10,744	Millennium & Copthorne
STX OSV Holdings Ltd.	8,530,000	10,651	Hotels plc	1,569,270	12,734
SembCorp Industries Ltd.	2,004,000	8,894	Telecom Plus plc	850,000	11,663
First Resources Ltd.	4,598,000	7,710	Elementis plc	3,300,000	11,170
Indofood Agri			John Wood Group plc	772,222	10,614
Resources Ltd.	680,000	700	Ultra Electronics
		49,742	Holdings plc	379,602	10,388
South Korea (1.7%)			WS Atkins plc	900,000	10,379
* Hankook Tire Co. Ltd.	296,953	12,525	William Hill plc	1,700,000	9,289
Mando Corp.	70,893	9,338	Devro plc	1,700,000	9,011
BS Financial Group Inc.	613,600	6,945	Pace plc	3,000,000	9,006
Hankook Tire			Grainger plc	4,915,405	8,767
Worldwide Co. Ltd.	67,876	876	SIG plc	5,000,000	8,470
CJO Shopping Co. Ltd.	3,561	794	Inchcape plc	1,300,000	8,455
Green Cross Corp.	5,044	730	Debenhams plc	3,546,179	6,865
			Eco Animal Health
		31,208
			Group plc	1,618,166	6,854
Spain (0.2%)
			Spirit Pub Co. plc	7,000,000	6,843
Pescanova SA	180,000	3,341
			* LMS Capital plc	6,150,108	6,464
Distribuidora Internacional
			Daily Mail & General
de Alimentacion SA	152,838	926
			Trust plc	825,000	6,364
		4,267	TalkTalk Telecom
Sweden (1.2%)			Group plc	2,000,000	6,139
Byggmax Group AB	2,497,084	11,499	Booker Group plc	3,650,000	6,044
Loomis AB Class B	640,000	8,795	Travis Perkins plc	330,000	5,767
FinnvedenBulten AB	220,000	976	* Gulfsands Petroleum plc	3,581,812	5,228
Electrolux AB Class B	34,035	873	Ashtead Group plc	850,000	5,135
		22,143	Senior plc	1,600,000	5,028
Switzerland (5.2%)			* London Mining plc	2,000,000	4,934
Helvetia Holding AG	65,000	22,825	QinetiQ Group plc	1,519,650	4,840
Kuoni Reisen Holding AG	66,250	17,716	Halma plc	700,000	4,666
Gategroup Holding AG	599,942	15,900	* Micro Focus
Forbo Holding AG	25,000	15,800	International plc	500,000	4,638

International Explorer Fund

			Market		Face	Market
			Value		Amount	Value
		Shares	($000)		($000)	($000)
	IG Group Holdings plc	614,424	4,327	Repurchase Agreement (0.2%)
	AMEC plc	250,000	4,289	Goldman Sachs & Co.
	Filtrona plc	450,000	4,169	0.280%, 11/1/12
	Victrex plc	180,000	4,149	(Dated 10/31/12,
	Morgan Crucible Co. plc	1,000,000	4,086	Repurchase Value
	Premier Farnell plc	1,466,929	3,925	$3,500,000, collateralized
	Yule Catto & Co. plc	1,500,000	3,561	by Federal National
*	Findel plc	32,007,307	3,511	Mortgage Assn.
	National Express			3.500%, 4/1/26)	3,500	3,500
	Group plc	1,250,000	3,438
	Photo-Me			U.S. Government and Agency Obligations (0.2%)
	International plc	4,158,854	3,361	[5,6] Freddie Mac
	Petropavlovsk plc	500,000	3,265	Discount Notes,
	Lamprell plc	2,700,000	3,233	0.130%, 11/6/12	3,200	3,200
	TT electronics plc	1,450,000	2,930	6 United States
	De La Rue plc	170,280	2,912	Treasury Note/Bond,
*	BTG plc	500,000	2,761	4.000%, 11/15/12	300	301
	RM plc	2,034,198	2,667			3,501
	Babcock International
				Total Temporary Cash Investments
	Group plc	137,327	2,171
				(Cost $132,887)		132,887
*	Future plc	7,510,000	2,066
*	CPPGroup plc	3,971,079	1,900	Total Investments (102.2%)
	Highland Gold			(Cost $1,804,045)		1,857,802
	Mining Ltd.	1,083,333	1,829	Other Assets and Liabilities (-2.2%)
	James Fisher & Sons plc	107,873	1,362
				Other Assets[7]		25,053
	Persimmon plc	92,260	1,187
				Liabilities[4]		(64,335)
	Kier Group plc	49,966	1,039
	Domino’s Pizza Group plc	122,910	1,004			(39,282)
	Hansteen Holdings plc	714,483	859	Net Assets (100%)
	TUITravel plc	210,966	856
				Applicable to 125,449,795 outstanding
	Informa plc	116,962	757
				$.001 par value shares of beneficial
	Savills plc	110,349	721
				interest (unlimited authorization)		1,818,520
	Mears Group plc	150,028	712
	Hays plc	519,314	685	Net Asset Value Per Share		$14.50
	Mothercare plc	126,395	567
	Hunting plc	46,474	563
	ChemringGroup plc	93,762	476
*	Direct Line Insurance
	Group plc	144,113	452
*	Berkeley Group
	Holdings plc	17,050	420
	AZ Electronic
	Materials SA	58,443	335
*	Pinnacle Staffing
	Group plc	673,983	—
			337,675
Total Common Stocks
(Cost $1,671,158)			1,724,915
Temporary Cash Investments (7.3%)[1]
Money Market Fund (6.9%)
3,[4]	Vanguard Market
	Liquidity Fund,
	0.167%	125,886,054	125,886

International Explorer Fund

At October 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	1,758,522
Undistributed Net Investment Income	32,575
Accumulated Net Realized Losses	(26,314)
Unrealized Appreciation (Depreciation)
Investment Securities	53,757
Futures Contracts	617
Forward Currency Contracts	(550)
Foreign Currencies	(87)
Net Assets	1,818,520

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $37,878,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.7% and 4.5%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the value of this security represented 0.1% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $39,863,000 of collateral received for securities on loan.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Securities with a value of $3,050,000 have been segregated as initial margin for open futures contracts.
7 Cash of $650,000 has been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Statement of Operations

Year Ended
October 31, 2012
($000)
Investment Income
Income
Dividends[1]	50,080
Interest[2]	135
Security Lending	1,990
Total Income	52,205
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,996
Performance Adjustment	302
The Vanguard Group—Note C
Management and Administrative	2,864
Marketing and Distribution	445
Custodian Fees	390
Auditing Fees	34
Shareholders’ Reports	25
Trustees’ Fees and Expenses	4
Total Expenses	8,060
Expenses Paid Indirectly	(21)
Net Expenses	8,039
Net Investment Income	44,166
Realized Net Gain (Loss)
Investment Securities Sold	(28,423)
Futures Contracts	3,371
Foreign Currencies and Forward Currency Contracts	(938)
Realized Net Gain (Loss)	(25,990)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	56,755
Futures Contracts	(2,174)
Foreign Currencies and Forward Currency Contracts	(2,114)
Change in Unrealized Appreciation (Depreciation)	52,467
Net Increase (Decrease) in Net Assets Resulting from Operations	70,643

1 Dividends are net of foreign withholding taxes of $1,833,000.
2 Interest income from an affiliated company of the fund was $124,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	44,166	49,608
Realized Net Gain (Loss)	(25,990)	143,890
Change in Unrealized Appreciation (Depreciation)	52,467	(382,753)
Net Increase (Decrease) in Net Assets Resulting from Operations	70,643	(189,255)
Distributions
Net Investment Income	(48,589)	(35,218)
Realized Capital Gain	(29,912)	—
Total Distributions	(78,501)	(35,218)
Capital Share Transactions
Issued	217,594	477,122
Issued in Lieu of Cash Distributions	70,881	31,579
Redeemed[1]	(649,006)	(532,982)
Net Increase (Decrease) from Capital Share Transactions	(360,531)	(24,281)
Total Increase (Decrease)	(368,389)	(248,754)
Net Assets
Beginning of Period	2,186,909	2,435,663
End of Period[2]	1,818,520	2,186,909

1 Net of redemption fees for fiscal 2012 and 2011 of $44,000 and $79,000, respectively. Effective May 23, 2012, the redemption fee was eliminated.
2 Net Assets—End of Period includes undistributed net investment income of $32,575,000 and $37,020,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.41	$15.81	$13.55	$9.52	$24.70
Investment Operations
Net Investment Income	.362	.322	.237	.238	.470
Net Realized and Unrealized Gain (Loss)
on Investments	.287	(1.498)	2.225	4.148	(12.110)
Total from Investment Operations	.649	(1.176)	2.462	4.386	(11.640)
Distributions
Dividends from Net Investment Income	(.346)	(.224)	(.202)	(.356)	(.620)
Distributions from Realized Capital Gains	(.213)	—	—	—	(2.920)
Total Distributions	(.559)	(.224)	(.202)	(.356)	(3.540)
Net Asset Value, End of Period	$14.50	$14.41	$15.81	$13.55	$9.52

Total Return[1]	5.02%	-7.60%	18.38%	47.88%	-53.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,819	$2,187	$2,436	$1,911	$1,079
Ratio of Total Expenses to
Average Net Assets[2]	0.43%	0.42%	0.39%	0.45%	0.36%
Ratio of Net Investment Income to
Average Net Assets	2.35%	1.93%	1.67%	2.10%	2.59%
Portfolio Turnover Rate	28%	43%	51%	52%	29%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.03%, 0.00%, 0.00%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accom-modate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with

International Explorer Fund

highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted.

Any assets posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2012, the fund’s average investment in futures contracts represented 3% of net assets, based on quarterly average aggregate settlement values. The fund’s average investment in forward currency contracts represented 3% of net assets, based on quarterly average notional amounts.

4. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares prior to May 23, 2012, were credited to paid-in capital.

B. Schroder Investment Management North America Inc. and Wellington Management Co., LLP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Schroder Investment Management North America Inc. is subject to quarterly adjustments based on performance for the

International Explorer Fund

preceding three years relative to the S&P EPAC SmallCap Index. The basic fee of Wellington Management Co., LLP, is subject to quarterly adjustments based on performance since July 31, 2010, relative to the S&P EPAC SmallCap Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets, before an increase of $302,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2012, the fund had contributed capital of $252,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2012, these arrangements reduced the fund’s expenses by $21,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	21,388	1,703,527	—
Temporary Cash Investments	125,886	7,001	—
Futures Contracts—Assets[1]	150	—	—
Forward Currency Contracts—Assets	—	29	—
Forward Currency Contracts—Liabilities	—	(579)	—
Total	147,424	1,709,978	—
1 Represents variation margin on the last day of the reporting period.

International Explorer Fund

F. At October 31, 2012, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	150	29	179
Liabilities	—	(579)	(579)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2012, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	3,371	—	3,371
Forward Currency Contracts	—	(292)	(292)
Realized Net Gain (Loss) on Derivatives	3,371	(292)	3,079

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(2,174)	—	(2,174)
Forward Currency Contracts	—	(1,472)	(1,472)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(2,174)	(1,472)	(3,646)

At October 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Topix Index	December 2012	190	17,614	339
Dow Jones EURO STOXX 50 Index	December 2012	463	15,023	(3)
S&P ASX 200 Index	December 2012	113	13,194	310
FTSE 100 Index	December 2012	65	6,036	(29)

Unrealized appreciation (depreciation) on open FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

International Explorer Fund

At October 31, 2012, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Brown Brothers Harriman & Co.	12/18/12	JPY	1,368,147	USD	17,126	(451)
Brown Brothers Harriman & Co.	12/21/12	EUR	7,098	USD	9,202	(74)
Brown Brothers Harriman & Co.	12/21/12	AUD	7,779	USD	8,033	(23)
Brown Brothers Harriman & Co.	12/21/12	GBP	3,803	USD	6,127	(31)
Brown Brothers Harriman & Co.	12/21/12	EUR	4,577	USD	5,934	22
Brown Brothers Harriman & Co.	12/21/12	AUD	4,717	USD	4,871	7

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2012, the fund realized net foreign currency losses of $646,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2012, the fund realized gains on the sale of passive foreign investment companies of $625,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at October 31, 2012, had unrealized appreciation of $10,217,000, of which $5,638,000 has been distributed and is reflected in the balance of undistributed net investment income.

For tax purposes, at October 31, 2012, the fund had $48,179,000 of ordinary income available for distribution. At October 31, 2012, the fund had available capital losses totaling $27,759,000 that may be carried forward indefinitely to offset future net capital gains.

At October 31, 2012, the cost of investment securities for tax purposes was $1,814,376,000. Net unrealized appreciation of investment securities for tax purposes was $43,426,000, consisting of unrealized gains of $269,648,000 on securities that had risen in value since their purchase and $226,222,000 in unrealized losses on securities that had fallen in value since their purchase.

International Explorer Fund

H. During the year ended October 31, 2012, the fund purchased $507,500,000 of investment securities and sold $881,600,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:
	Year Ended October 31,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	15,638	29,247
Issued in Lieu of Cash Distributions	5,538	1,940
Redeemed	(47,535)	(33,420)
Net Increase (Decrease) in Shares Outstanding	(26,359)	(2,233)

J. In preparing the financial statements as of October 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 11, 2012

Special 2012 tax information (unaudited) for Vanguard International Explorer Fund

32

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard International Explorer Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Explorer Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

This information for the fiscal year ended October 31 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $29,912,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $38,113,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $45,675,000 and foreign taxes paid of
$1,880,000. Shareholders will receive more detailed information with their Form 1099-DIV in January
2013 to determine the calendar-year amounts to be included on their 2012 tax returns.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Explorer Fund
Periods Ended October 31, 2012

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	5.02%	-4.73%	11.78%
Returns After Taxes on Distributions	4.35	-5.52	10.81
Returns After Taxes on Distributions and Sale of Fund Shares	3.98	-3.98	10.41

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Explorer Fund	4/30/2012	10/31/2012	Period
Based on Actual Fund Return	$1,000.00	$987.07	$2.10
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.09	2.14

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreements

The board of trustees of Vanguard International Explorer Fund has renewed the fund’s investment advisory agreements with Schroder Investment Management North America Inc. and Wellington Management Company, LLP, as well as a sub-advisory agreement with Schroder Investment Management North America Limited. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Schroder Investment Management North America. Schroders plc, the parent company of Schroder Investment Management, has existed for more than 200 years and has investment management experience dating to 1926. Schroder continues to employ a sound process, selecting attractive small-capitalization growth stocks from developed and emerging markets outside the United States. Schroder’s International Small-Cap Investment Committee is responsible for the management of its portion of the fund. Stocks are selected using a bottom-up approach, supported by Schroder’s worldwide network of analysts, economists, and strategists. The firm has advised the fund since 1996.

Wellington Management Company, LLP. Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. Wellington Management’s international small-cap team uses a traditional, bottom-up investment process that attempts to discover a company’s intrinsic value. In valuing a company, it believes that the same valuation metric should be applied on an industry-by-industry basis. Although the team’s valuation discipline is essential to the process, its philosophy is not biased toward growth or value as it invests in both extended growth opportunities and neglected or misunderstood companies. The firm has advised a portion of the fund since 2010.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that the performance results have allowed the fund to remain competitive versus its benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Schroder and Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule for Schroder and Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U.S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
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Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1260 122012

Annual Report	| October 31, 2012
Vanguard High Dividend Yield Index Fund

> For the fiscal year ended October 31, 2012, Vanguard High Dividend Yield Index Fund returned more than 17%, in line with the gain of its target index.

> The broad U.S. stock market returned about 14% for the period despite faltering in the final month.

> All ten of the fund’s industry sectors notched positive returns, with consumer staples, health care, and energy stocks the leading performers.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	11
Your Fund’s After-Tax Returns.	27
About Your Fund’s Expenses.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2012

Total
Returns
Vanguard High Dividend Yield Index Fund
Investor Shares	17.69%
ETF Shares
Market Price	17.77
Net Asset Value	17.80
FTSE High Dividend Yield Index	17.91
Equity Income Funds Average	12.90
Equity Income Funds Average: Derived from data provided by Lipper Inc.

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
October 31, 2011, Through October 31, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard High Dividend Yield Index Fund
Investor Shares	$17.30	$19.76	$0.565	$0.000
ETF Shares	43.68	49.89	1.476	0.000

1

Chairman’s Letter

Dear Shareholder,

The broad stock market navigated past several potential potholes en route to a solid year, and cautious investors favored dividend-paying stocks given the uncertain landscape. For the 12 months ended October 31, 2012, Vanguard High Dividend Yield Index Fund returned 17.69% for Investor Shares and 17.80% for ETF Shares based on net asset value.

The fund’s performance closely tracked that of its target, the FTSE High Dividend Yield Index, and surpassed the average return of peer funds by nearly five percentage points.

As of October 31, the 30-day SEC yield of the fund’s Investor Shares was 3.20%, compared with the 1.96% yield of the broad stock market as measured by the Investor Shares of Vanguard Total Stock Market Index Fund. Consumer staples, health care, and energy stocks––the fund’s largest sectors by market capitalization––added the most to return. All ten sectors had gains, with only information technology failing to achieve double digits.

If you own shares of the fund in a taxable account, you may wish to review the fund’s after-tax returns presented later in this report.

U.S. stocks led the advance for global equity markets
U.S. stocks returned about 14% for the 12 months ended October 31, putting domestic equities ahead of their

2

international counterparts. Stocks in Europe and Asia posted modestly positive results.

The advances came amid moves by U.S. and European central bankers to manage risks to the U.S. economy and the finances of European governments and banks. The president of the European Central Bank declared in July that policymakers would do whatever was needed to preserve the euro common currency.

Although investors’ worries have eased, Europe’s financial troubles are by no means resolved. Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening persists in the face of weak economic growth.

Bonds continued their march, but leaner times may lie ahead
The broad U.S. taxable bond market returned about 5% for the 12 months. Municipal bonds delivered a robust performance, returning about 9%.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it still remained exceptionally low by historical standards.

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.97%	13.48%	0.53%
Russell 2000 Index (Small-caps)	12.08	14.82	1.19
Dow Jones U.S. Total Stock Market Index	14.45	13.62	0.75
MSCI All Country World Index ex USA (International)	3.98	3.74	-5.08

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.25%	6.08%	6.38%
Barclays Municipal Bond Index (Broad tax-exempt market)	9.03	6.84	6.02
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.56

CPI
Consumer Price Index	2.16%	2.28%	2.06%

3

Bondholders have enjoyed years of healthy returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are much more modest. As yields remain low, the opportunity for similarly strong returns diminishes.

The Federal Reserve announced on September 13 that it would continue to hold its target for short-term interest rates between 0% and 0.25% at least through mid-2015. The exceptionally low rates, in place since late 2008, kept a tight lid on returns from money market funds and savings accounts.

Strength across multiple sectors propelled the fund’s return
Dividend-paying funds have remained popular with investors, who find comfort in their regular distributions when even a rising stock market shows signs of rockiness. But it’s important to keep in mind that, historically, dividend-paying stocks haven’t offered the same level of stability as bonds. Investors who have shifted from low-yielding bonds to dividend-paying stocks should anticipate the higher volatility that goes with owning equities.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Peer Group
	Shares	Shares	Average
High Dividend Yield Index Fund	0.25%	0.13%	1.27%

The fund expense ratios shown are from the prospectus dated February 27, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2012, the fund’s expense ratios were 0.20% for Investor Shares and 0.10% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Equity Income Funds.

4

Although earnings growth decelerated in 2012, companies continued to boost dividend payouts to shareholders. Your fund’s target index of high-yielding stocks is dominated by issues from established, major U.S. companies. These types of firms aren’t known for high growth rates, but they can perform well in uneven or uncertain markets.

The High Dividend Yield Index Fund’s greatest sector exposure was to consumer staples, traditionally a market sanctuary. Food, beverages, tobacco, household products, and the stores that sell them are less prone to the market turbulence that affects many other industries. They all contributed to the fund’s return, with tobacco companies and retailers at the forefront.

Health care stocks, which are also known to pay generous dividends, were a fund stalwart in the period. Almost all the return in this sector came from pharmaceutical giants, which benefited from improved product pipelines, major approvals by the Food and Drug Administration, diverse product lineups, and cost-cutting measures that improved profit margins.

The energy, financial, and industrial sectors also contributed significantly to the fund’s performance. Although gasoline prices fell along with oil and gas production, some of

Total Returns
Inception Through October 31, 2012

Average
Annual Return
High Dividend Yield Index Fund Investor Shares (Returns since inception: 11/16/2006)	2.74%
FTSE High Dividend Yield Index	2.99
Equity Income Funds Average	2.09
Equity Income Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

the nation’s integrated oil and gas titans offset those shortfalls by increasing their refining profits. Banks appeared to benefit from an emerging recovery in the housing market. Business expansion and a manufacturing increase lifted industrial conglomerates, the aerospace and defense industry, machinery companies, and air freight firms.

Although the fund had less exposure to the consumer discretionary, telecommunication services, utilities, and materials sectors, all four tallied double-digit returns, bolstering the fund’s result. The straggler was technology, restrained by weakness in the highly cyclical semiconductor industry.

The fund has rallied from an early setback
Vanguard High Dividend Yield Index Fund has existed since November 10, 2006, a stretch that includes the 2008–2009 financial crisis. Although the fund has recorded positive returns in five of its six fiscal years, its 2008 return of about –32% has weighed heavily on its record.

Since then, a string of double-digit returns has helped boost the fund’s since-inception returns into positive territory.

Vanguard’s Equity Investment Group, the fund’s advisor, ensured that the fund met its objective of closely tracking its target index. The advisor’s strong index-management skills were complemented by the fund’s low expenses, which allow you to keep more of the return on your investment.

The benefits of index funds and the merits of active management
Today, index funds enjoy a degree of acceptance that was unimaginable 35 years ago, when we introduced the first index mutual fund for individual investors. In the past five years, according to research company Strategic Insight, stock fund investors have directed just about all their net new investments into index funds, both conventional shares and ETFs.

The benefits of index funds are crystal-clear: low costs, diversification across a market or market segment, and limited deviation from the returns of benchmark indexes. And Vanguard High Dividend Yield Index Fund combines those benefits with the screening criteria of its target index to serve investors who are interested in exposure to stocks with relatively high dividend yields.

What about actively managed funds? Although Vanguard is prominent as an indexing leader, we also offer actively managed funds that give investors the chance to outperform market indexes. Make no mistake: Outperformance is hard to come by. Nevertheless, we believe we can enhance investors’ chances of success by searching the globe for best-in-class investment managers and offering their services to our clients at a low cost.

Whether your portfolio includes index funds, active funds, or a combination, adhering to a few basic tenets can put you in a position to meet your long-term financial goals. So consider maintaining a balanced portfolio diversified with stocks,

6

bonds, and cash; save more than you think you’ll need; keep an eye on costs; and last, but never least, have a plan and stick with it.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 14, 2012

7

High Dividend Yield Index Fund

Fund Profile
As of October 31, 2012

Share-Class Characteristics

	Investor	ETF
	Shares	Shares
Ticker Symbol	VHDYX	VYM
Expense Ratio[1]	0.25%	0.13%
30-Day SEC Yield	3.20%	3.29%

Portfolio Characteristics
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	Index
Number of Stocks	437	435	3,636
Median Market Cap $88.2B		$88.2B	$34.8B
Price/Earnings Ratio	14.8x	14.8x	16.3x
Price/Book Ratio	2.3x	2.3x	2.1x
Return on Equity	19.6%	19.6%	17.6%
Earnings Growth Rate	3.6%	3.6%	10.0%
Dividend Yield	3.4%	3.4%	2.1%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	11%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	Index
Consumer Discretionary	6.0%	6.0%	12.1%
Consumer Staples	19.5	19.6	9.5
Energy	13.3	13.3	10.4
Financials	10.1	10.1	16.6
Health Care	12.9	12.9	11.9
Industrials	12.1	12.1	10.8
Information Technology	8.2	8.1	18.3
Materials	4.0	4.0	3.9
Telecommunication
Services	5.6	5.6	2.8
Utilities	8.3	8.3	3.7

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	Index
R-Squared	1.00	0.92
Beta	1.00	0.77

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	6.5%
Microsoft Corp.	Systems Software	3.7
General Electric Co.	Industrial
	Conglomerates	3.4
Chevron Corp.	Integrated Oil & Gas	3.4
AT&T Inc.	Integrated
	Telecommunication
	Services	3.1
Johnson & Johnson	Pharmaceuticals	3.0
Wal-Mart Stores Inc.	Hypermarkets &
	Super Centers	3.0
Procter & Gamble Co.	Household Products	2.9
Pfizer Inc.	Pharmaceuticals	2.9
Coca-Cola Co.	Soft Drinks	2.6
Top Ten		34.5%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 27, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2012, the expense ratios were 0.20% for Investor Shares and 0.10% for ETF Shares.

8

High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 16, 2006, Through October 31, 2012
Initial Investment of $10,000

			Average Annual Total Returns
			Periods Ended October 31, 2012
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/16/2006)	Investment
High Dividend Yield Index Fund
Investor Shares	17.69%	1.29%	2.74%	$11,746

FTSE High Dividend Yield Index	17.91	1.53	2.99	11,920

Equity Income Funds Average	12.90	0.33	2.09	11,314
Dow Jones U.S. Total Stock Market
Index	14.45	0.75	2.72	11,731

Equity Income Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/10/2006)	Investment
High Dividend Yield Index Fund
ETF Shares Net Asset Value	17.80%	1.42%	3.01%	$11,940
FTSE High Dividend Yield Index	17.91	1.53	3.13	12,020
Dow Jones U.S. Total Stock Market Index	14.45	0.75	2.98	11,918
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

High Dividend Yield Index Fund

Cumulative Returns of ETF Shares: November 10, 2006, Through October 31, 2012
			Since
	One	Five	Inception
	Year	Years	(11/10/2006)
High Dividend Yield Index Fund ETF Shares
Market Price	17.77%	7.63%	19.42%
High Dividend Yield Index Fund ETF Shares
Net Asset Value	17.80	7.32	19.40
FTSE High Dividend Yield Index	17.91	7.89	20.20

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): November 16, 2006, Through October 31, 2012

High Dividend Yield Index Fund Investor Shares
FTSE High Dividend Yield Index

Average Annual Total Returns: Periods Ended September 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Investor Shares	11/16/2006	28.62%	1.50%	2.95%
ETF Shares	11/10/2006
Market Price		28.71	1.65	3.23
Net Asset Value		28.78	1.64	3.23

10

High Dividend Yield Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (99.9%)[1]
Consumer Discretionary (6.0%)
Home Depot Inc.	1,348,002	82,740
McDonald’s Corp.	910,825	79,060
Time Warner Inc.	848,594	36,871
Time Warner Cable Inc.	273,981	27,154
Carnival Corp.	399,393	15,129
Mattel Inc.	302,897	11,141
Genuine Parts Co.	139,233	8,713
Staples Inc.	616,513	7,099
Whirlpool Corp.	69,064	6,746
Darden Restaurants Inc.	114,826	6,042
Garmin Ltd.	130,674	4,964
Autoliv Inc.	85,193	4,907
JC Penney Co. Inc.	195,174	4,686
Foot Locker Inc.	135,267	4,531
H&R Block Inc.	245,453	4,345
Hasbro Inc.	115,376	4,152
American Eagle
Outfitters Inc.	174,995	3,652
Gannett Co. Inc.	206,667	3,493
Leggett & Platt Inc.	125,538	3,331
Cablevision Systems
Corp. Class A	189,682	3,304
Cinemark Holdings Inc.	102,600	2,533
Brinker International Inc.	66,039	2,034
Regal Entertainment
Group Class A	116,719	1,793
Guess? Inc.	60,282	1,494
Washington Post Co.
Class B	4,171	1,391
KBHome	78,528	1,255
MDC Holdings Inc.	31,905	1,220
Hillenbrand Inc.	55,926	1,145
Cooper Tire & Rubber Co.	55,563	1,119
Meredith Corp.	32,188	1,077
Bob Evans Farms Inc.	25,063	954
National CineMedia Inc.	50,043	774
Cato Corp. Class A	24,815	704
Stage Stores Inc.	27,564	675

			Market
			Value
		Shares	($000)
	Belo Corp. Class A	83,674	626
	Strayer Education Inc.	10,503	604
	Brown Shoe Co. Inc.	38,238	603
	Ameristar Casinos Inc.	29,402	537
	American Greetings Corp.
	Class A	27,642	475
	Superior Industries
	International Inc.	23,990	410
	CTCMedia Inc.	42,010	352
	Hot Topic Inc.	37,846	326
	NACCO Industries Inc.
	Class A	6,018	305
	Nutrisystem Inc.	25,661	247
	SpeedwayMotorsports Inc.	14,609	238
	Harte-Hanks Inc.	41,900	233
	RadioShack Corp.	88,285	198
			345,382
Consumer Staples (19.5%)
	Wal-Mart Stores Inc.	2,280,700	171,098
	Procter & Gamble Co.	2,457,095	170,129
	Coca-Cola Co.	4,047,591	150,489
	Philip Morris
	International Inc.	1,507,405	133,496
	PepsiCo Inc.	1,398,043	96,801
	Altria Group Inc.	1,819,648	57,865
	Colgate-Palmolive Co.	426,782	44,795
	Mondelez International Inc.
	Class A	1,579,361	41,916
	Walgreen Co.	842,291	29,674
	Kimberly-Clark Corp.	351,347	29,320
†	Kraft Foods Group Inc.	526,481	23,944
	General Mills Inc.	578,897	23,202
	HJHeinz Co.	286,765	16,492
	SyscoCorp.	520,975	16,187
	Reynolds American Inc.	379,161	15,788
	Lorillard Inc.	117,067	13,581
	Kellogg Co.	240,919	12,605
	ConAgra Foods Inc.	364,529	10,148
	Hershey Co.	147,078	10,126
	JM Smucker Co.	98,788	8,460

11

High Dividend Yield Index Fund

			Market
			Value
		Shares	($000)
	Clorox Co.	116,110	8,395
	Dr Pepper Snapple
	Group Inc.	189,704	8,129
	Campbell Soup Co.	212,325	7,489
	McCormick & Co. Inc.	106,993	6,593
	Molson Coors Brewing Co.
	Class B	139,658	6,025
	Avon Products Inc.	385,880	5,977
	Safeway Inc.	215,142	3,509
	Hillshire Brands Co.	105,689	2,749
	Flowers Foods Inc.	123,923	2,440
	B&G Foods Inc.	42,874	1,298
	Snyders-Lance Inc.	45,687	1,158
	Universal Corp.	20,762	1,029
	WD-40 Co.	14,133	676
	Vector Group Ltd.	37,411	616
	SUPERVALUInc.	190,673	593
	Weis Markets Inc.	9,645	397
	Nash Finch Co.	10,882	209
			1,133,398
Energy (13.3%)
	Exxon Mobil Corp.	4,127,603	376,314
	Chevron Corp.	1,763,991	194,409
	ConocoPhillips	1,086,100	62,831
	Phillips 66	560,656	26,441
	Kinder Morgan Inc.	660,054	22,910
	Williams Cos. Inc.	559,352	19,572
	SpectraEnergy Corp.	581,382	16,785
	Marathon Petroleum Corp.	304,621	16,733
	Valero Energy Corp.	494,478	14,389
	Linn Energy LLC	177,282	7,467
†	WPX Energy Inc.	177,488	3,007
	Copano Energy LLC	64,467	1,966
	Arch Coal Inc.	190,455	1,516
	Teekay Corp.	48,384	1,481
	Targa Resources Corp.	28,329	1,443
	Ship Finance
	International Ltd.	52,672	810
	Crosstex Energy Inc.	31,810	435
	Nordic American
	Tankers Ltd.	47,188	396
	Penn Virginia Corp.	48,138	218
	Tsakos Energy
	Navigation Ltd.	37,651	164
	Knightsbridge Tankers Ltd.	21,720	138
^	Overseas Shipholding
	Group Inc.	26,842	30
			769,455
Financials (10.1%)
	JPMorgan Chase & Co.	3,397,819	141,621
	PNC Financial Services
	Group Inc.	470,444	27,375
	Bank of New York
	Mellon Corp.	1,066,646	26,357
	Travelers Cos. Inc.	347,920	24,681
	ACE Ltd.	303,253	23,851

		Market
		Value
	Shares	($000)
Prudential Financial Inc.	414,959	23,673
BlackRock Inc.	112,223	21,286
Aflac Inc.	420,923	20,954
Chubb Corp.	237,679	18,296
BB&T Corp.	621,003	17,978
Allstate Corp.	433,547	17,333
Marsh & McLennan
Cos. Inc.	484,275	16,480
Fifth Third Bancorp	820,808	11,926
M&T Bank Corp.	112,340	11,695
Northern Trust Corp.	215,452	10,294
Invesco Ltd.	403,154	9,805
SLM Corp.	419,905	7,382
Principal Financial
Group Inc.	264,000	7,271
Cincinnati Financial Corp.	145,869	5,811
NYSE Euronext	219,922	5,445
New York Community
Bancorp Inc.	389,286	5,395
Willis Group Holdings plc	154,703	5,209
Huntington Bancshares Inc.	771,818	4,932
PartnerRe Ltd.	55,630	4,506
Fidelity National Financial Inc.
Class A	199,297	4,267
Axis Capital Holdings Ltd.	113,942	4,127
Hudson City Bancorp Inc.	471,126	3,997
Arthur J Gallagher & Co.	108,259	3,837
People’s United
Financial Inc.	314,228	3,780
Lazard Ltd. Class A	109,726	3,232
Cullen/Frost Bankers Inc.	54,652	3,022
Validus Holdings Ltd.	83,990	3,007
Commerce Bancshares Inc.	78,314	2,982
Eaton Vance Corp.	102,988	2,898
First Niagara Financial
Group Inc.	314,577	2,605
Waddell & Reed
Financial Inc. Class A	76,860	2,562
Hancock Holding Co.	75,687	2,391
Old Republic
International Corp.	230,765	2,280
Federated Investors Inc.
Class B	93,059	2,163
Alterra Capital Holdings Ltd.	85,826	2,097
Aspen Insurance
Holdings Ltd.	63,912	2,068
Erie Indemnity Co. Class A	31,641	1,969
Protective Life Corp.	71,551	1,953
Jefferies Group Inc.	136,281	1,941
Bank of Hawaii Corp.	40,742	1,799
SynovusFinancial Corp.	707,036	1,732
Valley National Bancorp	176,477	1,719
Capitol Federal Financial Inc. 140,866		1,678
Endurance
Specialty Holdings Ltd.	38,801	1,573

12

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Hanover Insurance
Group Inc.	40,116	1,449
Janus Capital Group Inc.	168,526	1,432
StanCorp Financial
Group Inc.	39,841	1,369
Trustmark Corp.	57,899	1,359
FirstMerit Corp.	97,749	1,355
FNBCorp.	124,425	1,335
American National
Insurance Co.	17,975	1,313
Iberiabank Corp.	26,291	1,309
SymetraFinancial Corp.	105,522	1,261
Kemper Corp.	39,513	1,225
UMB Financial Corp.	27,228	1,212
Montpelier Re Holdings Ltd.	49,845	1,140
† Alexander & Baldwin Inc.	37,821	1,094
Westamerica Bancorporation	24,659	1,088
United Bankshares Inc.	44,851	1,069
BOK Financial Corp.	18,214	1,068
Old National Bancorp	84,501	1,037
Northwest Bancshares Inc.	86,957	1,035
First Financial
Bankshares Inc.	27,929	1,012
CVB Financial Corp.	93,029	1,007
Mercury General Corp.	24,449	991
Community Bank
System Inc.	35,364	976
Glacier Bancorp Inc.	64,355	933
Greenhill & Co. Inc.	19,413	926
Park National Corp.	13,633	907
Selective Insurance
Group Inc.	48,983	906
Astoria Financial Corp.	87,712	880
International
Bancshares Corp.	45,661	829
First Financial Bancorp	52,457	824
Provident Financial
Services Inc.	53,589	804
BankUnited Inc.	33,574	796
PacWest Bancorp	31,767	715
Horace Mann
Educators Corp.	35,481	682
NBT Bancorp Inc.	30,081	640
Safety Insurance Group Inc.	13,594	630
Oritani Financial Corp.	40,815	624
First Commonwealth
Financial Corp.	93,922	615
Tower Group Inc.	34,133	615
Interactive Brokers
Group Inc.	40,905	583
Chemical Financial Corp.	24,518	577
Independent Bank Corp.	19,363	571
United Fire Group Inc.	22,880	544
Maiden Holdings Ltd.	64,287	543
Brookline Bancorp Inc.	62,031	526
WesBanco Inc.	23,737	522

		Market
		Value
	Shares	($000)
Community Trust
Bancorp Inc.	13,939	473
City Holding Co.	13,300	467
BGC Partners Inc. Class A	99,326	465
TrustCo Bank Corp. NY	82,928	463
Dime Community
Bancshares Inc.	31,720	460
S&T Bancorp Inc.	25,876	455
Flushing Financial Corp.	27,699	431
Renasant Corp.	22,249	410
Washington Trust
Bancorp Inc.	14,552	393
Tompkins Financial Corp.	9,496	384
Simmons First National
Corp. Class A	14,879	370
1stSource Corp.	16,407	364
Provident New York
Bancorp	39,781	363
Republic Bancorp Inc.	16,467	356
SY Bancorp Inc.	12,124	286
Presidential Life Corp.	19,523	273
First Financial Corp.	8,884	272
Arrow Financial Corp.	10,595	258
Bancfirst Corp.	5,465	240
State Auto Financial Corp.	14,211	229
Baldwin & Lyons Inc.	8,185	199
Calamos Asset
Management Inc. Class A	18,251	197
GFI Group Inc.	53,802	170
		585,541
Health Care (12.8%)
Johnson & Johnson	2,455,740	173,916
Pfizer Inc.	6,740,082	167,626
Merck & Co. Inc.	2,719,828	124,106
Abbott Laboratories	1,406,045	92,124
Bristol-Myers Squibb Co.	1,515,336	50,385
Eli Lilly & Co.	1,027,507	49,968
Medtronic Inc.	916,664	38,115
Baxter International Inc.	492,390	30,838
Becton Dickinson and Co.	178,481	13,507
Owens& Minor Inc.	56,624	1,612
PDL BioPharma Inc.	124,321	926
Meridian Bioscience Inc.	27,417	541
Landauer Inc.	8,415	488
Computer Programs
& Systems Inc.	9,837	480
National Healthcare Corp.	9,416	448
		745,080
Industrials (12.1%)
General Electric Co.	9,440,516	198,817
United Technologies Corp.	812,608	63,513
3MCo.	618,210	54,155
United Parcel Service Inc.
Class B	647,106	47,401
Boeing Co.	669,841	47,184

13

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Honeywell
International Inc.	697,678	42,726
EmersonElectric Co.	650,433	31,500
Lockheed Martin Corp.	289,368	27,105
Illinois Tool Works Inc.	419,265	25,714
General Dynamics Corp.	315,392	21,472
Raytheon Co.	298,023	16,856
Northrop Grumman Corp.	221,098	15,187
Eaton Corp.	298,906	14,114
Waste Management Inc.	411,717	13,480
Stanley Black & Decker Inc.	150,332	10,418
Republic Services Inc.
Class A	326,733	9,263
L-3 Communications
Holdings Inc.	87,064	6,425
Iron Mountain Inc.	153,049	5,295
Masco Corp.	321,994	4,859
Snap-on Inc.	51,879	4,012
Hubbell Inc. Class B	46,908	3,927
Avery Dennison Corp.	90,718	2,937
Pitney Bowes Inc.	178,321	2,561
Exelis Inc.	166,787	1,845
Watsco Inc.	26,526	1,813
GATXCorp.	41,643	1,727
Macquarie
Infrastructure Co. LLC	41,376	1,725
RR Donnelley & Sons Co.	161,328	1,616
Harsco Corp.	71,594	1,431
Deluxe Corp.	45,256	1,426
Healthcare Services
Group Inc.	59,560	1,423
Brady Corp. Class A	44,056	1,355
HNICorp.	40,356	1,111
TAL International Group Inc.	29,778	1,017
Mine Safety Appliances Co.	24,685	953
ABM Industries Inc.	48,177	915
Seaspan Corp.	56,282	893
AZZ Inc.	22,526	888
Briggs & Stratton Corp.	42,573	841
Matson Inc.	37,664	800
Steelcase Inc. Class A	76,620	767
Mueller Water Products Inc.
Class A	137,941	719
Aircastle Ltd.	64,195	714
Copa Holdings SA Class A	7,411	688
Kaydon Corp.	28,561	639
Knoll Inc.	42,679	614
McGrath RentCorp	21,986	577
Albany International Corp.	24,984	549
Apogee Enterprises Inc.	25,322	516
American Science &
Engineering Inc.	7,530	479
China Yuchai
International Ltd.	33,296	461

			Market
			Value
		Shares	($000)
	MFC Industrial Ltd.	55,421	461
	Textainer Group
	Holdings Ltd.	14,927	451
	Ennis Inc.	23,305	357
	US Ecology Inc.	12,310	292
†	Engility Holdings Inc.	14,487	275
	Navios Maritime
	Holdings Inc.	67,224	263
†	Hyster-YaleMaterials
	Handling Inc. Class B	5,863	241
	CDI Corp.	12,723	219
	Heidrick & Struggles
	International Inc.	15,970	189
	Schawk Inc. Class A	11,672	144
†	Hyster-YaleMaterials
	Handling Inc.	188	8
			700,323
Information Technology (8.2%)
	Microsoft Corp.	7,513,509	214,398
	Intel Corp.	4,467,553	96,611
	Accenture plc Class A	573,146	38,636
	Automatic Data
	Processing Inc.	437,043	25,257
	Applied Materials Inc.	1,106,839	11,732
	Paychex Inc.	325,284	10,549
	Analog Devices Inc.	266,178	10,410
	Seagate Technology plc	355,219	9,705
	Xilinx Inc.	234,782	7,691
	Maxim Integrated
	Products Inc.	260,955	7,183
	KLA-Tencor Corp.	149,973	6,977
	Linear Technology Corp.	205,717	6,431
	Microchip Technology Inc.	173,150	5,428
	Harris Corp.	101,854	4,663
	Computer Sciences Corp.	138,831	4,227
	Broadridge Financial
	Solutions Inc.	111,574	2,561
	Diebold Inc.	55,976	1,665
	Molex Inc.	64,057	1,663
	Molex Inc. Class A	71,801	1,539
	Lexmark International Inc.
	Class A	63,677	1,354
	j2 Global Inc.	40,636	1,221
	Intersil Corp. Class A	114,252	805
	MTS Systems Corp.	14,319	722
	EarthLink Inc.	94,677	600
	Brooks Automation Inc.	58,545	423
	Comtech
	Telecommunications Corp.	16,085	405
	NAM TAI Electronics Inc.	30,166	357
	Methode Electronics Inc.	32,798	332
	United Online Inc.	60,646	325
	Electro Rent Corp.	15,905	250
			474,120

14

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Materials (4.0%)
EI du Pont de Nemours
& Co.	830,514	36,974
Freeport-McMoRan
Copper & Gold Inc.	841,403	32,714
Dow Chemical Co.	1,069,007	31,322
LyondellBasellIndustries
NV Class A	387,186	20,672
PPG Industries Inc.	135,951	15,917
Air Products &
Chemicals Inc.	189,515	14,693
International Paper Co.	390,483	13,991
Nucor Corp.	283,269	11,368
Southern Copper Corp.	228,091	8,690
Eastman Chemical Co.	135,727	8,040
MeadWestvaco Corp.	154,665	4,592
RPM International Inc.	117,439	3,131
Packaging Corp.
of America	87,968	3,103
Bemis Co. Inc.	92,429	3,055
Sealed Air Corp.	173,347	2,812
Sonoco Products Co.	89,039	2,772
Steel Dynamics Inc.	195,945	2,479
Huntsman Corp.	163,138	2,454
Scotts Miracle-Gro Co.
Class A	40,848	1,749
Sensient
Technologies Corp.	44,763	1,628
Olin Corp.	71,276	1,478
Commercial Metals Co.	103,003	1,417
Worthington Industries Inc.	62,084	1,342
Greif Inc. Class A	22,351	938
PH Glatfelter Co.	38,363	683
AMCOL International Corp.	21,422	676
A Schulman Inc.	26,179	672
Koppers Holdings Inc.	18,634	665
Gold Resource Corp.	35,325	591
Myers Industries Inc.	22,638	336
		230,954
Telecommunication Services (5.6%)
AT&T Inc.	5,158,721	178,440
Verizon
Communications Inc.	2,549,095	113,792
CenturyLink Inc.	556,661	21,365
Windstream Corp.	526,020	5,018
Frontier
Communications Corp.	885,348	4,179
Consolidated
Communications
Holdings Inc.	35,260	544
Shenandoah
Telecommunications Co.	21,061	331
USA Mobility Inc.	19,632	217
NTELOS Holdings Corp.	14,124	215
		324,101

		Market
		Value
	Shares	($000)
Utilities (8.3%)
Duke Energy Corp.	624,049	40,994
Southern Co.	774,952	36,299
Exelon Corp.	756,780	27,078
Dominion Resources Inc.	509,042	26,867
NextEra Energy Inc.	376,457	26,375
American Electric
Power Co. Inc.	430,736	19,142
FirstEnergy Corp.	373,850	17,092
PG&E Corp.	377,577	16,055
Consolidated Edison Inc.	259,846	15,689
PPL Corp.	516,146	15,268
Sempra Energy	214,700	14,975
Public Service Enterprise
Group Inc.	454,852	14,573
Edison International	291,403	13,678
Xcel Energy Inc.	435,426	12,301
Entergy Corp.	157,524	11,433
Northeast Utilities	279,780	10,995
DTEEnergy Co.	152,162	9,449
ONEOKInc.	185,222	8,761
CenterPoint Energy Inc.	382,225	8,283
Wisconsin Energy Corp.	206,876	7,958
Ameren Corp.	216,188	7,108
NiSource Inc.	253,877	6,466
American Water
Works Co. Inc.	157,727	5,795
CMSEnergy Corp.	236,896	5,761
SCANA Corp.	116,931	5,739
Pinnacle West Capital Corp.	97,933	5,187
OGE Energy Corp.	87,706	5,050
Alliant Energy Corp.	98,676	4,411
AGL Resources Inc.	105,122	4,292
Pepco Holdings Inc.	203,602	4,046
NV Energy Inc.	209,063	3,974
National Fuel Gas Co.	74,314	3,916
Integrys Energy Group Inc.	69,784	3,771
MDU Resources Group Inc.	167,724	3,645
TECO Energy Inc.	192,319	3,437
Westar Energy Inc.	112,594	3,344
UGI Corp.	100,356	3,240
Questar Corp.	157,013	3,178
Aqua America Inc.	123,704	3,141
Great Plains Energy Inc.	137,041	3,075
Atmos Energy Corp.	80,568	2,898
Cleco Corp.	54,544	2,354
Hawaiian Electric
Industries Inc.	86,769	2,246
Vectren Corp.	73,183	2,164
Piedmont Natural
Gas Co. Inc.	64,105	2,043
IDACORP Inc.	44,669	1,998
Portland General Electric Co.	67,216	1,842
WGL Holdings Inc.	45,824	1,822
Southwest Gas Corp.	41,007	1,783
New Jersey Resources Corp.	37,025	1,646

15

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
UIL Holdings Corp.	45,086	1,631
PNM Resources Inc.	71,331	1,581
UNS Energy Corp.	36,820	1,570
ALLETE Inc.	34,131	1,421
Black Hills Corp.	39,203	1,402
South Jersey Industries Inc.	27,605	1,397
Avista Corp.	52,466	1,334
El Paso Electric Co.	36,002	1,224
NorthWestern Corp.	33,339	1,194
Northwest Natural Gas Co.	23,792	1,107
MGE Energy Inc.	20,524	1,080
CH Energy Group Inc.	13,239	861
Laclede Group Inc.	20,070	836
EmpireDistrict Electric Co.	37,302	810
Otter Tail Corp.	32,108	775
American States Water Co.	16,881	743
California Water
Service Group	37,086	683
SJWCorp.	12,273	297
		482,583
Total Common Stocks
(Cost $5,120,946)		5,790,937
Temporary Cash Investments (0.0%)[1]
Money Market Fund (0.0%)
[2,3] Vanguard Market
Liquidity Fund, 0.167%	279,988	280

		Face	Market
		Amount	Value
		($000)	($000)
U.S. Government and Agency Obligations (0.0%)
[4],5	Federal Home
	Loan Bank Discount
	Notes, 0.130%, 12/26/12	400	400
[5,6]	Freddie Mac
	Discount Notes,
	0.130%, 11/26/12	80	80
[5,6]	Freddie Mac
	Discount Notes,
	0.135%, 12/17/12	200	200
5	United States
	Treasury Note/Bond,
	0.625%, 12/31/12	100	100
			780
Total Temporary Cash Investments
(Cost $1,060)			1,060
Total Investments (99.9%)
(Cost $5,122,006)			5,791,997
Other Assets and Liabilities (0.1%)
Other Assets			14,542
Liabilities[2]			(7,398)
			7,144
Net Assets (100%)			5,799,141

16

High Dividend Yield Index Fund

At October 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	5,144,326
Undistributed Net Investment Income	14,708
Accumulated Net Realized Losses	(29,616)
Unrealized Appreciation (Depreciation)
Investment Securities	669,991
Futures Contracts	(268)
Net Assets	5,799,141

Investor Shares—Net Assets
Applicable to 80,739,344 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,595,698
Net Asset Value Per Share—
Investor Shares	$19.76

ETF Shares—Net Assets
Applicable to 84,256,875 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,203,443
Net Asset Value Per Share—
ETF Shares	$49.89

*See Note A in Notes to Financial Statements.

+ Non-income producing security—new issue that has not paid a dividend as of October 31, 2012.

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $7,000.

1 The fund invests a protion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100% and -0.1%, respectively, of net assets.

2 Includes $12,000 of collateral received for securities on loan.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.

5 Securities with a value of $580,000 have been segregated as initial margin for open futures contracts.

6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain positive net worth, in exchange for senior preferred stock.

 See accompanying Notes, which are an integral part of the Financial Statements.

17

High Dividend Yield Index Fund

Statement of Operations

Year Ended
October 31, 2012
($000)
Investment Income
Income
Dividends	152,197
Interest[1]	4
Security Lending	632
Total Income	152,833
Expenses
The Vanguard Group—Note B
Investment Advisory Services	296
Management and Administrative—Investor Shares	1,951
Management and Administrative—ETF Shares	1,812
Marketing and Distribution—Investor Shares	274
Marketing and Distribution—ETF Shares	786
Custodian Fees	407
Auditing Fees	28
Shareholders’ Reports—Investor Shares	15
Shareholders’ Reports—ETF Shares	107
Trustees’ Fees and Expenses	4
Total Expenses	5,680
Net Investment Income	147,153
Realized Net Gain (Loss)
Investment Securities Sold	70,505
Futures Contracts	98
Realized Net Gain (Loss)	70,603
Change in Unrealized Appreciation (Depreciation)
Investment Securities	461,192
Futures Contracts	(268)
Change in Unrealized Appreciation (Depreciation)	460,924
Net Increase (Decrease) in Net Assets Resulting from Operations	678,680

1 Interest income from an affiliated company of the fund was $4,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

High Dividend Yield Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	147,153	57,892
Realized Net Gain (Loss)	70,603	38,362
Change in Unrealized Appreciation (Depreciation)	460,924	99,015
Net Increase (Decrease) in Net Assets Resulting from Operations	678,680	195,269
Distributions
Net Investment Income
Investor Shares	(36,928)	(14,728)
ETFShares	(101,515)	(39,464)
Realized Capital Gain
Investor Shares	—	—
ETFShares	—	—
Total Distributions	(138,443)	(54,192)
Capital Share Transactions
Investor Shares	684,983	427,787
ETFShares	1,828,831	995,652
Net Increase (Decrease) from Capital Share Transactions	2,513,814	1,423,439
Total Increase (Decrease)	3,054,051	1,564,516
Net Assets
Beginning of Period	2,745,090	1,180,574
End of Period[1]	5,799,141	2,745,090

Net Assets—End of Period includes undistributed net investment income of $14,708,000 and $5,998,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

High Dividend Yield Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$17.30	$15.94	$14.15	$14.20	$21.61
Investment Operations
Net Investment Income	.579	.489	.415	.468[1]	.589
Net Realized and Unrealized Gain (Loss)
on Investments	2.446	1.355	1.792	(.070)	(7.409)
Total from Investment Operations	3.025	1.844	2.207	.398	(6.820)
Distributions
Dividends from Net Investment Income	(.565)	(.484)	(.417)	(.448)	(.590)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.565)	(.484)	(.417)	(.448)	(.590)
Net Asset Value, End of Period	$19.76	$17.30	$15.94	$14.15	$14.20

Total Return[2]	17.69%	11.70%	15.79%	3.27%	-32.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,596	$761	$296	$155	$77
Ratio of Total Expenses to
Average Net Assets	0.20%	0.25%	0.30%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets	3.22%	3.04%	2.86%	3.63%	3.41%
Portfolio Turnover Rate[3]	11%	16%	34%	20%	11%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

High Dividend Yield Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$43.68	$40.22	$35.70	$35.84	$54.55
Investment Operations
Net Investment Income	1.506	1.283	1.092	1.235[1]	1.553
Net Realized and Unrealized Gain (Loss)
on Investments	6.180	3.442	4.527	(.198)	(18.703)
Total from Investment Operations	7.686	4.725	5.619	1.037	(17.150)
Distributions
Dividends from Net Investment Income	(1.476)	(1.265)	(1.099)	(1.177)	(1.560)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.476)	(1.265)	(1.099)	(1.177)	(1.560)
Net Asset Value, End of Period	$49.89	$43.68	$40.22	$35.70	$35.84

Total Return	17.80%	11.88%	15.93%	3.38%	-32.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,203	$1,984	$884	$430	$161
Ratio of Total Expenses to
Average Net Assets	0.10%	0.13%	0.18%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.32%	3.16%	2.98%	3.78%	3.56%
Portfolio Turnover Rate[2]	11%	16%	34%	20%	11%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

21

High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2012, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market

22

High Dividend Yield Index Fund

Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2012, the fund had contributed capital of $786,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.31% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	5,790,696	241	—
Temporary Cash Investments	280	780	—
Futures Contracts—Liabilities[1]	(5)	—	—
Total	5,790,971	1,021	—

1 Represents variation margin on the last day of the reporting period.

23

High Dividend Yield Index Fund

D. At October 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2012	95	6,682	(210)
S&P 500 Index	December 2012	5	1,759	(58)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2012, the fund realized $63,963,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2012, the fund had $16,753,000 of ordinary income available for distribution. At October 31, 2012, the fund had available capital losses totaling $29,869,000 to offset future net capital gains. Of this amount, $24,934,000 is subject to expiration on October 31, 2018. Capital losses of $4,935,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At October 31, 2012, the cost of investment securities for tax purposes was $5,122,242,000. Net unrealized appreciation of investment securities for tax purposes was $669,755,000, consisting of unrealized gains of $709,845,000 on securities that had risen in value since their purchase and $40,090,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2012, the fund purchased $3,262,989,000 of investment securities and sold $747,982,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,093,667,000 and $269,528,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

24

High Dividend Yield Index Fund

G. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	967,267	51,782	579,720	34,357
Issued in Lieu of Cash Distributions	30,809	1,628	12,415	744
Redeemed	(313,093)	(16,633)	(164,348)	(9,739)
Net Increase (Decrease)—Investor Shares	684,983	36,777	427,787	25,362
ETF Shares
Issued	2,101,824	44,828	1,021,990	24,047
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(272,993)	(6,000)	(26,338)	(600)
Net Increase (Decrease)—ETF Shares	1,828,831	38,828	995,652	23,447

H. In preparing the financial statements as of October 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

25

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard High Dividend Yield Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard High Dividend Yield Index Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 11, 2012

Special 2012 tax information (unaudited) for Vanguard High Dividend Yield Index Fund

This information for the fiscal year ended October 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $138,443,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: High Dividend Yield Index Fund Investor Shares
Periods Ended October 31, 2012

			Since
	One	Five	Inception
	Year	Years	(11/16/2006)
Returns Before Taxes	17.69%	1.29%	2.74%
Returns After Taxes on Distributions	17.17	0.83	2.29
Returns After Taxes on Distributions and Sale of Fund Shares	12.14	1.01	2.26

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Six Months Ended October 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Dividend Yield Index Fund	4/30/2012	10/31/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,045.01	$0.93
ETF Shares	1,000.00	1,045.94	0.46
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.30	$0.92
ETF Shares	1,000.00	1,024.75	0.46

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.18% for Investor Shares and 0.09% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U.S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	Founder
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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Direct Investor Account Services > 800-662-2739	Stock Exchange plc and The Financial Times Limited
and is used by FTSE International Limited under license.
Institutional Investor Services > 800-523-1036	The FTSE High Dividend Yield Index is calculated by
Text Telephone for People	FTSE International Limited. FTSE International Limited
With Hearing Impairment > 800-749-7273	does not sponsor, endorse, or promote the fund; is not
in any way connected to it; and does not accept any
This material may be used in conjunction	liability in relation to its issue, operation, and trading.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6230 122012

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2012: $120,000
Fiscal Year Ended October 31, 2011: $120,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2012: $4,809,780
Fiscal Year Ended October 31, 2011: $3,978,540

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2012: $1,812,565
Fiscal Year Ended October 31, 2011: $1,341,750

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended October 31, 2012: $490,518
Fiscal Year Ended October 31, 2011: $373,830

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended October 31, 2012: $16,000
Fiscal Year Ended October 31, 2011: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2012: $506,518
Fiscal Year Ended October 31, 2011: $389,830

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, Alfred M. Rankin, Jr., and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 19, 2012

VANGUARD WHITEHALL FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: December 19, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.